UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05235

Nuveen California Municipal Value Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 August 2021

Nuveen Municipal Closed-End Funds

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences". Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Semiannual Report

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports
right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund
dividends and statements from your
financial professional or brokerage account.

or

www.nuveen.com/client-access
If you receive your Nuveen Fund
dividends and statements directly from
Nuveen.

NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

Chair’s Letter
to Shareholders

Dear Shareholders,

More than a year and a half has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a period marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.

Global economic activity has driven gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. Since the crisis began, the U.S. government has enacted six relief measures totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen.

Although the global recovery is progressing, pandemic-related impacts continue to weigh on the outlook. The spread of the COVID-19 delta variant this year has exacerbated shortages of raw materials and labor, which contributed to inflation staying elevated for longer than expected. In response, some central banks, including the U.S. Federal Reserve, have begun to consider the timing for removing pandemic-era stimulus measures while other central banks have already started raising interest rates.

With the largest economies, including the U.S., China and Europe, now moving towards various stages of recovery and differing projected growth rates, markets are likely to experience bouts of volatility. Central bank signals will be a major focus, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, the recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the spread of the virus, particularly in light of new variants such as delta. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock could cause investment outlooks to shift.

Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

If you have concerns about what’s coming next, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth
Chair of the Board
October 22, 2021

Important Semiannual Shareholder Report Notice

For Shareholders of

Nuveen California Municipal Value Fund (NCA)

Nuveen California AMT-Free Quality Municipal Income Fund (NKX)

Nuveen California Quality Municipal Income Fund (NAC)

Semiannual Shareholder Report for the period ending August 31, 2021

Beginning with this semiannual shareholder report, the Funds will only include portfolio manager commentaries in their annual shareholder reports. For the Funds’ most recent annual portfolio manager discussion, please refer to the Portfolio Managers’ Comments section of each Fund’s February 28, 2021 annual shareholder report.

For current information on your Fund’s investment objectives, portfolio management team and average annual total returns please refer to the Fund’s website at www.nuveen.com.

For changes that occurred to your Fund both during and subsequent to this reporting period, please refer to the Notes to Financial Statements section of this report.

For average annual total returns as of the end of this reporting period, please refer to the Performance Overview and Holding Summaries section within this report.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

Leverage from issuance of preferred shares and the use of leverage through inverse floating rate securities had a positive impact on the performance of NKX and NAC over the reporting period.

As of August 31, 2021, the Funds’ percentages of leverage are as shown in the accompanying table.

	NCA	NKX	NAC
Effective Leverage*	0.00%	36.73%	35.76%
Regulatory Leverage*	0.00%	35.06%	35.19%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of August 31, 2021, the following Funds have issued and outstanding preferred shares as shown in the accompanying table. As mentioned previously, NCA does not use regulatory leverage.

	Variable Rate	Variable Rate
	Preferred*	Remarketed Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NKX	$ —	$432,600,000	$ 432,600,000
NAC	$729,900,000	$547,700,000	$1,277,600,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, for further details.
**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, for further details.

Refer to Notes to Financial Statements, Note 5 — Fund Shares, for further details on preferred shares and each Fund’s respective transactions.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of August 31, 2021. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NCA	NKX	NAC
March 2021	$0.0266	$0.0545	$0.0545
April	0.0265	0.0545	0.0545
May	0.0265	0.0545	0.0545
June	0.0265	0.0545	0.0545
July	0.0245	0.0565	0.0545
August 2021	0.0245	0.0565	0.0545
Total Distributions from Net Investment Income	$0.1551	$0.3310	$0.3270
Yields
Market Yield*	2.76%	4.09%	4.09%
Taxable-Equivalent Yield*	6.01%	8.90%	8.88%

*	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 54.1%. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-endfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE EQUITY SHELF PROGRAM

During the current reporting period, NKX was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (“Shelf Offering”). Under this program NKX, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. Under the Shelf Offering, NKX was authorized to issue additional shares as shown in the accompanying table.

NKX
Additional authorized common shares	4,100,000*

*	Represents additional authorized common shares for the period March 1, 2021 through June 30, 2021.

During the current reporting period, NKX did not sell common shares through its shelf program.

Refer to the Notes to Financial Statements, Note 5 – Fund Shares for further details of Shelf Offering and the Fund’s transactions.

COMMON SHARE REPURCHASES

During August 2021, the Funds’ Board of Trustees reauthorized an open–market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of August 31, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NCA	NKX	NAC
Common shares cumulatively repurchased and retired	–	230,000	370,000
Common shares authorized for repurchase	3,310,000	4,750,000	14,470,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of August 31, 2021, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs, and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NCA	NKX	NAC
Common share NAV	$10.86	$16.86	$16.26
Common share price	$10.66	$16.56	$16.00
Premium/(Discount) to NAV	(1.84)%	(1.78)%	(1.60)%
Average premium/(discount) to NAV	(3.58)%	(5.48)%	(5.03)%

NCA	Nuveen California Municipal Value Fund
Performance Overview and Holding Summaries as of August 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2021

	Cumulative	Average Annual
	6-Months	1-Year	5-Year	10-Year
NCA at Common Share NAV	3.34%	3.80%	3.36%	5.35%
NCA at Common Share Price	5.95%	3.79%	2.15%	6.10%
S&P Municipal Bond Index	2.50%	3.44%	3.24%	4.11%
S&P Municipal Bond California Index[1]	2.39%	2.82%	3.14%	4.54%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

1 For purposes of Fund performance, relative results are measured against this index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	98.0%
Other Assets less Liabilities	2.0%
Net Assets	100%

States and Territories
(% of total municipal bonds)
California	97.7%
Puerto Rico	2.0%
Virgin Islands	0.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	26.4%
Utilities	20.3%
Transportation	17.6%
Tax Obligation/Limited	11.9%
Health Care	7.6%
Others	16.2%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	5.6%
AAA	12.8%
AA	48.3%
A	14.1%
BBB	6.6%
BB or Lower	3.8%
N/R	8.8%
Total	100%

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Performance Overview and Holding Summaries as of August 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2021

	Cumulative	Average Annual
	6-Months	1-Year	5-Year	10-Year
NKX at Common Share NAV	4.33%	5.23%	4.45%	7.14%
NKX at Common Share Price	11.72%	12.11%	4.15%	8.16%
S&P Municipal Bond Index	2.50%	3.44%	3.24%	4.11%
S&P Municipal Bond California Index[1]	2.39%	2.82%	3.14%	4.54%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

1 For purposes of Fund performance, relative results are measured against this index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	153.3%
Other Assets less Liabilities	3.1%
Net Assets Plus MFP shares, Net
of deferred Offering Costs and
VRDP Shares, Net of deferred
offering costs	156.4%
Floating Rate Obligations	(2.6)%
MFP Shares, net of deferred offering costs	(17.5)%
VRDP Shares, net of deferred offering costs	(36.3)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
California	96.0%
Puerto Rico	2.4%
Guam	1.1%
Virgin Islands	0.4%
New York	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	22.0%
Tax Obligation/Limited	21.4%
Utilities	18.7%
U.S. Guaranteed	10.6%
Health Care	7.7%
Transportation	6.9%
Housing/Multifamily	6.6%
Others	6.1%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.3%
AAA	7.4%
AA	53.8%
A	8.4%
BBB	4.3%
BB or Lower	4.4%
N/R	12.4%
Total	100%

NAC	Nuveen California Quality Municipal Income Fund Performance Overview and Holding Summaries as of August 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2021

	Cumulative	Average Annual
	6-Months	1-Year	5-Year	10-Year
NAC at Common Share NAV	4.27%	5.26%	3.92%	7.07%
NAC at Common Share Price	12.14%	14.07%	4.02%	7.55%
S&P Municipal Bond Index	2.50%	3.44%	3.24%	4.11%
S&P Municipal Bond California Index[1]	2.39%	2.82%	3.14%	4.54%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

1 For purposes of Fund performance, relative results are measured against this index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	151.6%
Other Assets less Liabilities	2.7%
Net Assets Plus MFP shares, Net of
deferred Offering Costs and VRDP
Shares, Net of deferred offering costs	154.3%
Floating Rate Obligations	(0.2)%
MFP Shares, net of deferred offering costs	(13.6)%
VRDP Shares, net of deferred offering costs (40.5)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
California	97.1%
Puerto Rico	2.2%
Guam	0.6%
Virgin Islands	0.1%
New York	0.0%*
Total	100%

* Rounds to less than 0.1%

Portfolio Composition
(% of total investments)
Tax Obligation/General	20.1%
Utilities	17.7%
Tax Obligation/Limited	16.2%
Transportation	13.0%
U.S. Guaranteed	10.6%
Health Care	8.5%
Housing/Multifamily	6.5%
Others	7.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.0%
AAA	7.2%
AA	50.7%
A	11.1%
BBB	7.1%
BB or Lower	4.1%
N/R	10.8%
Total	100%

NCA	Nuveen California Municipal Value Fund Portfolio of Investments August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 98.0% (100.0% of Total Investments)
	Consumer Staples – 2.5% (2.6% of Total Investments)
$ 70	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	$ 82,977
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
3,570	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	3,691,273
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
3,550	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	3,676,344
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
4,895	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement	10/21 at 33.24	N/R	1,620,735
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A,
	0.000%, 6/01/41
12,085	Total Consumer Staples			9,071,329
	Education and Civic Organizations – 1.4% (1.4% of Total Investments)
200	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to	8/22 at 100.00	BB	204,658
	Uplift Communities Project, Series 2012A, 5.250%, 8/01/42
550	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	583,407
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
220	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	247,111
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
1,425	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	1,623,987
	College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52
690	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	786,075
1,250	University of California, General Revenue Bonds, Series 2018AZ, 5.000%, 5/15/43	5/28 at 100.00	AA	1,556,325
4,335	Total Education and Civic Organizations			5,001,563
	Health Care – 7.4% (7.6% of Total Investments)
1,155	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	A1	1,389,477
	Health, Refunding Series 2016B, 5.000%, 11/15/46
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Series 2018A:
1,200	5.000%, 11/15/34	11/27 at 100.00	A1	1,497,732
2,950	5.000%, 11/15/48	11/27 at 100.00	A1	3,602,687
1,090	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,299,770
	Angeles, Series 2017A, 5.000%, 8/15/47
3,830	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health,	4/30 at 100.00	BBB+	4,495,309
	Series 2020A, 4.000%, 4/01/44
625	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	706,344
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
240	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	272,088
	Services, Refunding Series 2014A, 5.000%, 10/01/38
840	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	950,653
	Services, Series 2014B, 5.000%, 10/01/44
120	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	144,269
	Refunding Series 2017A, 5.000%, 7/01/42
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
100	5.250%, 11/01/41	11/26 at 100.00	BBB–	117,476
400	5.250%, 11/01/47	11/26 at 100.00	BBB–	465,436

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,000	California Statewide Communities Development Authority, California, Redlands Community	10/26 at 100.00	A–	$ 1,162,850
	Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46
150	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	170,514
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/34
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
2,390	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	2,675,653
3,410	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	3,835,227
1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	1,175,290
	Linda University Medical Center, Series 2018A, 5.250%, 12/01/48, 144A
2,625	California Statewide Communities Development Authority, Revenue Bonds, Kaiser	4/22 at 100.00	AA–	2,700,810
	Permanente, Series 2012A, 5.000%, 4/01/42
23,125	Total Health Care			26,661,585

	Housing/Multifamily – 5.9% (6.0% of Total Investments)
2,175	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	2,376,296
	Creekwood, Series 2021A, 4.000%, 2/01/56, 144A
745	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	813,108
	Glendale Properties, Junior Series 2021A-2, 4.000%, 8/01/47, 144A
250	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	288,727
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
1,115	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel	4/29 at 100.00	N/R	1,268,089
	Apartments, Series 2019A, 5.000%, 4/01/49, 144A
2,260	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	2,700,761
	2019-2, 4.000%, 3/20/33
1,899	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	2,249,820
	2021-1, 3.500%, 11/20/35
335	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	412,977
	Series2019-1, 4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
80	5.250%, 8/15/39	8/24 at 100.00	A–	87,477
215	5.250%, 8/15/49	8/24 at 100.00	A–	233,828
1,130	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	A–	1,168,454
	Series 2012A, 5.500%, 8/15/47
250	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	N/R	260,695
	Series 2012B, 7.250%, 8/15/47
2,320	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at	4/31 at 100.00	N/R	2,487,829
	Center City, Series 2021A-2, 4.000%, 4/01/56, 144A
1,765	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	1,920,726
	Altana Glendale, Series 2021A-2, 4.000%, 10/01/56, 144A
2,310	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	1/31 at 100.00	N/R	2,720,510
	Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A
1,925	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda	10/31 at 100.00	N/R	2,094,843
	at Monrovia Station, Social Series 2021A-2, 4.000%, 10/01/56, 144A
135	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/31 at 100.00	N/R	146,295
	Union South Bay, Series 2021A-2, 4.000%, 7/01/56, 144A
18,909	Total Housing/Multifamily			21,230,435

	Long-Term Care – 0.3% (0.3% of Total Investments)
1,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Community	10/21 at 100.00	AA	1,004,820
	Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26

NCA	Nuveen California Municipal Value Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 25.9% (26.4% of Total Investments)
$ 4,000	Anaheim Union High School District, Orange County, California, General Obligation Bonds,	8/27 at 100.00	AAA	$ 4,287,880
	2014 Election Series 2019, 3.000%, 8/01/40
1,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2013,	2/23 at 100.00	Aa2	1,069,020
	5.000%, 2/01/29
3,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015,	8/25 at 100.00	Aa2	3,527,190
	5.000%, 8/01/34
	California State, General Obligation Bonds, Various Purpose Series 2013:
2,500	5.000%, 4/01/37	4/23 at 100.00	Aa2	2,683,125
2,500	5.000%, 2/01/43	2/23 at 100.00	Aa2	2,661,850
2,240	5.000%, 11/01/43	11/23 at 100.00	Aa2	2,461,110
	California State, General Obligation Bonds, Various Purpose Series 2014:
5,000	5.000%, 5/01/32	5/24 at 100.00	Aa2	5,609,850
1,970	5.000%, 10/01/39	10/24 at 100.00	Aa2	2,236,640
2,000	California State, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 10/01/47	4/26 at 100.00	Aa2	2,373,940
2,100	Carlsbad Unified School District, San Diego County, California, General Obligation	5/24 at 100.00	Aa1	2,419,599
	Bonds, Series 2009B, 6.000%, 5/01/34
	Los Angeles Unified School District, Los Angeles County, California, General Obligation
	Bonds, Election 2008 Series 2018B-1:
1,000	5.000%, 7/01/37	1/28 at 100.00	AA+	1,239,350
4,000	5.000%, 7/01/38	1/28 at 100.00	AA+	4,948,280
1,000	5.250%, 7/01/42	1/28 at 100.00	AA+	1,244,930
2,000	Manhattan Beach Unified School District, Los Angeles County, California, General	9/30 at 100.00	Aa1	2,399,060
	Obligation Bonds, Election 2016 Measure C Series 2020B, 4.000%, 9/01/45
3,000	Mount San Jacinto Community College District, Riverside County, California, General	8/28 at 100.00	Aa1	3,487,440
	Obligation Bonds, Election 2014, Series 2018B, 4.000%, 8/01/43
1,000	Oxnard Union High School District, Ventura County, California, General Obligation Bonds,	8/28 at 100.00	Aa2	1,234,280
	Election 2018 Series 2020B, 5.000%, 8/01/45
2,000	Pittsburg Unified School District Financing Authority, Contra Costa County, California,	9/28 at 100.00	AA	2,453,240
	General Obligation Bonds, Pittsburg Unified School District Bond Program, Series 2019,
	5.000%, 9/01/47 – AGM Insured
840	San Benito High School District, San Benito and Santa Clara Counties, California,	8/27 at 100.00	Aa3	1,051,336
	General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/46
9,000	San Marcos Unified School District, San Diego County, California, General Obligation	No Opt. Call	AA–	4,204,530
	Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51
5,000	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	6,314,050
	Election 2014 Series 2018B, 5.000%, 9/01/45
11,875	San Mateo Union High School District, San Mateo County, California, General Obligation	9/36 at 100.00	Aaa	14,206,300
	Bonds, Election 2010 Series 2011A, 0.000%, 9/01/41 (4)
500	Western Riverside Water & Wastewater Financing Authority, California, Revenue Bonds,	10/21 at 100.00	AA+	502,225
	Western Municipal Water District, Series 2009, 5.625%, 9/01/39 – AGC Insured
19,860	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	20,537,623
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (4)
87,385	Total Tax Obligation/General			93,152,848

	Tax Obligation/Limited – 11.6% (11.9% of Total Investments)
1,000	Artesia Redevelopment Agency, California, Tax Allocation Revenue Bonds, Artesia	9/21 at 100.00	BBB+	1,003,130
	Redevelopment Project Area, Series 2007, 5.375%, 6/01/27
	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project
	Area, Series 2003:
1,295	5.500%, 10/01/23 – RAAI Insured	10/21 at 100.00	AA	1,322,389
1,000	5.625%, 10/01/33 – RAAI Insured	10/21 at 100.00	AA	1,020,490
1,175	California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California	8/29 at 100.00	AA	1,496,750
	State Teachers? Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified
	Series 2019, 5.000%, 8/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,500	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	Aa3	$ 1,646,055
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33
1,250	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/24 at 100.00	Aa3	1,411,825
	Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/22 at 100.00	Aa3	3,159,900
	Series 2012G, 5.000%, 11/01/37
80	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	AA–	92,234
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40
4,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/26 at 100.00	AAA	4,801,480
	Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38
2,300	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	2,839,488
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/39
3,520	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	8/22 at 100.00	AA+	3,670,234
	Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42
1,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	12/29 at 100.00	AA+	1,277,180
	Series 2019E-1, 5.000%, 12/01/44
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
1,150	5.250%, 9/01/30	9/23 at 100.00	N/R	1,243,587
1,045	5.750%, 9/01/39	9/23 at 100.00	N/R	1,130,648
175	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	189,772
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
4,795	0.000%, 7/01/46	7/28 at 41.38	N/R	1,602,153
3,433	5.000%, 7/01/58	7/28 at 100.00	N/R	3,974,899
95	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	95,484
	Project Area, Series 2011B, 6.500%, 10/01/25
70	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	79,108
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
155	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	167,247
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax	8/26 at 100.00	A	5,911,650
	Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%,
	8/01/41 – NPFG Insured
135	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	10/21 at 100.00	N/R	135,684
	2011, 7.000%, 10/01/26
	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community
	Facility District 99-02, Series 2018A:
1,000	5.000%, 9/01/33	9/25 at 103.00	N/R	1,150,810
765	5.000%, 9/01/43	9/25 at 103.00	N/R	869,614
200	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	228,992
	District 16-01, Series 2017, 5.750%, 9/01/32, 144A
185	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series	4/30 at 100.00	A–	233,061
	2020A, 5.000%, 10/01/45
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,040,130
	2012A, 5.000%, 10/01/32 – AGM Insured
40,323	Total Tax Obligation/Limited			41,793,994

	Transportation – 17.2% (17.6% of Total Investments)
1,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/29 at 100.00	AA–	1,882,725
	Subordinate Series 2019S-H, 5.000%, 4/01/44
1,000	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	1,211,300
	Series 2018A, 5.000%, 12/31/47 (AMT)

NCA	Nuveen California Municipal Value Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 225	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	$ 262,782
	Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
1,945	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	AA	2,135,474
	Refunding Series 2013A, 5.000%, 1/15/42 – AGM Insured
2,580	Long Beach, California, Harbor Revenue Bonds, Series 2017C, 5.000%, 5/15/47	5/27 at 100.00	AA	3,104,927
2,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	Aa2	2,508,360
	Airport, Refunding Senior Lien Series 2018B, 5.000%, 5/15/32 (AMT)
5,665	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/25 at 100.00	Aa2	6,531,122
	Airport, Senior Lien Series 2015D, 5.000%, 5/15/41 (AMT)
5,610	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	Aa3	6,971,659
	Airport, Subordinate Lien Series 2018A, 5.250%, 5/15/48 (AMT)
1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	Aa3	1,270,980
	Airport, Subordinate Lien Series 2019F, 5.000%, 5/15/34 (AMT)
3,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C, 5.000%, 8/01/44	8/24 at 100.00	AA	3,356,100
305	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (AMT)	5/22 at 100.00	A+	314,769
2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A1	2,427,400
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
13,570	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A1	16,122,245
	International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46
4,535	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A+	5,457,147
	International Airport, Second Series 2017A, 5.000%, 5/01/47 (AMT)
4,465	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/28 at 100.00	A1	5,494,406
	International Airport, Second Series 2018E, 5.000%, 5/01/48
2,000	San Francisco Municipal Transportation Agency, California, Revenue Bonds, Green Series	3/31 at 100.00	Aa2	2,592,740
	2021C, 5.000%, 3/01/51
250	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB+	280,725
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
51,650	Total Transportation			61,924,861
	U.S. Guaranteed – 5.8% (5.9% of Total Investments) (5)
285	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	8/25 at 100.00	A1	337,716
	Health, Refunding Series 2015A, 5.000%, 8/15/43 (Pre-refunded 8/15/25)
795	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	N/R	980,338
	Health, Refunding Series 2016B, 5.000%, 11/15/46 (Pre-refunded 11/15/26)
185	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	212,256
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
2,215	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	2,516,905
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43 (Pre-refunded 1/15/24)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
4,875	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	5,525,423
4,875	6.000%, 1/15/53 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	5,550,480
100	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	N/R	117,377
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40 (Pre-refunded 6/01/25)
1,210	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/29	5/22 at 100.00	A+	1,248,756
	(Pre-refunded 5/01/22) (AMT)
1,085	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family	No Opt. Call	AA+	1,085,000
	Home Mortgage Revenue Bonds, Series 1988A, 0.000%, 9/01/21 (AMT) (ETM)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 2,130	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	$ 2,168,234
	2011, 7.500%, 12/01/41 (Pre-refunded 12/01/21)
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	1,028,610
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
18,755	Total U.S. Guaranteed			20,771,095

	Utilities – 20.0% (20.3% of Total Investments)
1,000	California Infrastructure and Economic Development Bank Clean Water State Revolving Fund	4/28 at 100.00	AAA	1,242,920
	Revenue Bonds, Green Series 2018, 5.000%, 10/01/43
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,
	Poseidon Resources Channelside LP Desalination Project, Series 2012:
2,875	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	BBB	3,014,926
3,750	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	BBB	3,932,512
4,240	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	5,225,164
	Water System Revenue Bonds, Green Series 2017A, 5.000%, 6/01/45
2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch	9/26 at 100.00	AAA	2,390,060
	Water District Series 2016, 5.000%, 3/01/41
1,800	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,	No Opt. Call	AA–	2,703,798
	Series 2007A, 5.500%, 11/15/37
1,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	Aa2	1,182,520
	Series 2016A, 5.000%, 7/01/40
835	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	Aa2	989,759
	Series 2016B, 5.000%, 7/01/37
4,850	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	Aa2	5,855,114
	Series 2017A, 5.000%, 7/01/42
2,630	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	Aa2	3,224,722
	Series 2017C, 5.000%, 7/01/42
1,890	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/28 at 100.00	Aa2	2,343,279
	Series 2018A, 5.000%, 7/01/38
6,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/27 at 100.00	AA+	7,270,320
	2017A, 5.000%, 7/01/41
4,475	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/28 at 100.00	AA+	5,490,780
	2018A, 5.000%, 7/01/48
4,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/28 at 100.00	AA+	5,047,400
	2018B, 5.000%, 7/01/38
375	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	464,554
	2017A, 5.250%, 6/01/47
1,400	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series	6/28 at 100.00	AA	1,757,084
	2018A, 5.000%, 6/01/38
2,355	Mesa Water District, California, Certificates of Participation, Series 2020, 4.000%, 3/15/45	3/30 at 100.00	AAA	2,800,354
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	1,643,890
	Series 2009C, 6.500%, 11/01/39
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
170	5.500%, 7/01/28	7/22 at 100.00	CCC	177,471
635	5.750%, 7/01/37	7/22 at 100.00	CCC	664,229
515	6.000%, 7/01/47	7/22 at 100.00	CCC	539,638
1,190	Sacramento, California, Wastewater Revenue Bonds, Series 2019, 5.000%, 9/01/39	9/29 at 100.00	AA	1,506,290
	San Diego Public Facilities Financing Authority, California, Water Utility Revenue
	Bonds, Refunding Subordinate Lien Series 2016B:
2,670	5.000%, 8/01/32	8/26 at 100.00	Aa3	3,248,055
3,000	5.000%, 8/01/37	8/26 at 100.00	Aa3	3,620,340

NCA	Nuveen California Municipal Value Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 2,090	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/27 at 100.00	Aa2	$ 2,623,828
	Bonds, Refunding Green Series 2017D, 5.000%, 11/01/32
2,400	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series	No Opt. Call	A2	2,774,520
	2007A, 5.250%, 11/01/24
59,145	Total Utilities			71,733,527
$ 316,712	Total Long-Term Investments (cost $304,363,890)			352,346,057
	Other Assets Less Liabilities – 2.0%			7,057,024
	Net Asset Applicable to Common Shares – 100%			$ 359,403,081

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity

See accompanying notes to financial statements.

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 153.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 153.3% (100.0% of Total Investments)
	Consumer Staples – 4.6% (3.0% of Total Investments)
$ 235	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	$ 278,564
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
435	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	9/21 at 100.00	A3	436,984
	Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29
6,380	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	6,596,729
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
24,735	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	25,615,319
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
3,695	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	3,818,117
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
35,480	Total Consumer Staples			36,745,713
	Education and Civic Organizations – 4.2% (2.8% of Total Investments)
3,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University,	9/25 at 100.00	AA–	3,496,890
	Series 2015, 5.000%, 9/01/40
4,475	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein	8/23 at 100.00	BB	4,924,782
	Academies Project, Series 2013A, 7.125%, 8/01/43
1,780	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	1,888,117
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
1,600	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento	1/22 at 100.00	N/R	1,608,816
	Valley & Northern Nevada Project, Series 2012A, 6.875%, 1/01/42, 144A
635	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	714,166
	College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A
750	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	842,423
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
4,925	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	5,578,104
	College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46
280	California School Finance Authority, School Facility Revenue Bonds, Value Schools,	7/26 at 100.00	BB+	330,798
	Series 2016A, 5.750%, 7/01/41, 144A
1,725	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	1,965,189
170	California Statewide Communities Development Authority, Charter School Revenue Bonds,	12/21 at 100.00	N/R	173,449
	Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41
10,000	University of California, General Revenue Bonds, Series 2018AZ, 5.000%, 5/15/48	5/28 at 100.00	AA	12,412,400
29,340	Total Education and Civic Organizations			33,935,134
	Health Care – 11.9% (7.7% of Total Investments)
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Refunding Series 2016B:
13,295	4.000%, 11/15/41	11/26 at 100.00	A1	15,094,478
2,960	5.000%, 11/15/46	11/26 at 100.00	A1	3,560,910
9,415	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A1	11,498,069
	Health, Refunding Series 2017A, 5.000%, 11/15/48
3,500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A1	4,274,375
	Health, Series 2018A, 5.000%, 11/15/48
1,255	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	11/22 at 100.00	BBB+	1,318,051
	Angeles, Series 2012A, 5.000%, 11/15/29

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,000	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	$ 1,192,450
	Angeles, Series 2017A, 5.000%, 8/15/47
1,000	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National	11/22 at 100.00	A+	1,056,560
	Medical Center, Series 2012A, 5.000%, 11/15/35
6,500	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health,	4/30 at 100.00	BBB+	7,629,115
	Series 2020A, 4.000%, 4/01/44
10,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente	11/27 at 100.00	AA–	11,622,800
	System, Series 2017A-2, 4.000%, 11/01/44
2,520	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	2,847,978
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
2,000	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health	10/22 at 100.00	AA–	2,101,740
	Services, Series 2012A, 5.000%, 10/01/33
795	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	901,291
	Services, Refunding Series 2014A, 5.000%, 10/01/38
2,800	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	3,168,844
	Services, Series 2014B, 5.000%, 10/01/44
250	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	300,560
	Refunding Series 2017A, 5.000%, 7/01/42
1,690	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	1,994,369
	2017A, 5.250%, 11/01/36
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
1,200	5.250%, 12/01/44	12/24 at 100.00	BB	1,359,408
4,000	5.500%, 12/01/54	12/24 at 100.00	BB	4,547,400
14,740	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	16,578,078
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
2,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	2,350,580
	Linda University Medical Center, Series 2018A, 5.250%, 12/01/48, 144A
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
231	5.750%, 7/01/24 (4)	10/21 at 100.00	N/R	222,177
1,402	5.750%, 7/01/30 (4)	10/21 at 100.00	N/R	1,345,756
35	5.750%, 7/01/35 (4)	10/21 at 100.00	N/R	33,326
82,588	Total Health Care			94,998,315

	Housing/Multifamily – 10.2% (6.6% of Total Investments)
7,680	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	8,390,784
	Creekwood, Series 2021A, 4.000%, 2/01/56, 144A
2,640	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	2,881,349
	Glendale Properties, Junior Series 2021A-2, 4.000%, 8/01/47, 144A
3,000	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	3,464,730
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
970	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/31 at 100.00	N/R	1,066,563
	Stoneridge Apartments, Series 2021A, 4.000%, 2/01/56, 144A
500	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/29 at 100.00	N/R	574,905
	Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49, 144A
4,750	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel	4/29 at 100.00	N/R	5,402,175
	Apartments, Series 2019A, 5.000%, 4/01/49, 144A
7,936	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	9,481,767
	2019-2, 4.000%, 3/20/33
6,536	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	7,744,800
	2021-1, 3.500%, 11/20/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 1,180	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	$ 1,454,398
	Series2019-1, 4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
260	5.250%, 8/15/39	8/24 at 100.00	A–	284,300
705	5.250%, 8/15/49	8/24 at 100.00	A–	766,737
155	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	A–	160,275
	Series 2012A, 5.500%, 8/15/47
350	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	N/R	364,973
	Series 2012B, 7.250%, 8/15/47
140	California Public Finance Authority, University Housing Revenue Bonds, National Campus	7/27 at 100.00	Caa2	126,337
	Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A,
	5.000%, 7/01/37, 144A
8,205	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at	4/31 at 100.00	N/R	8,798,550
	Center City, Series 2021A-2, 4.000%, 4/01/56, 144A
6,250	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	6,801,437
	Altana Glendale, Series 2021A-2, 4.000%, 10/01/56, 144A
8,125	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	1/31 at 100.00	N/R	9,568,894
	Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A
6,820	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda	10/31 at 100.00	N/R	7,421,729
	at Monrovia Station, Social Series 2021A-2, 4.000%, 10/01/56, 144A
1,085	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	9/31 at 100.00	N/R	1,197,840
	Oceanaire-Long Beach, Social Series 2021A-2, 4.000%, 9/01/56, 144A
340	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	376,030
	Parallel-Anaheim Series 2021A, 4.000%, 8/01/56, 144A
210	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	12/31 at 100.00	N/R	229,368
	Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B, 4.000%, 12/01/56, 144A
200	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/31 at 100.00	N/R	233,828
	Renaissance at City Center, Series 2020A, 5.000%, 7/01/51, 144A
460	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/31 at 100.00	N/R	498,488
	Union South Bay, Series 2021A-2, 4.000%, 7/01/56, 144A
3,285	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds,	4/23 at 100.00	A–	3,429,868
	Rancho Vallecitos Mobile Home Park, Series 2013, 5.000%, 4/15/38
	La Verne, California, Mobile Home Park Revenue Bonds, Copacabana Mobile Home Park,
	Refunding Series 2014:
670	5.000%, 6/15/44	6/24 at 100.00	A+	745,402
185	5.000%, 6/15/49	6/24 at 100.00	A+	205,063
72,637	Total Housing/Multifamily			81,670,590

	Long-Term Care – 0.5% (0.3% of Total Investments)
2,250	California Health Facilities Financing Authority, Insured Revenue Bonds, Community	10/21 at 100.00	AA	2,260,845
	Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26
1,300	California Health Facilities Financing Authority, Revenue Bonds, Northern California	7/25 at 100.00	AA	1,487,239
	Presbyterian Homes & Services Inc, Refunding Series 2015, 5.000%, 7/01/39
3,550	Total Long-Term Care			3,748,084

	Tax Obligation/General – 33.8% (22.0% of Total Investments)
1,600	California State, General Obligation Bonds, Refunding Various Purpose Series 2016,	8/26 at 100.00	Aa2	1,937,744
	5.000%, 8/01/33
	California State, General Obligation Bonds, Refunding Various Purpose Series 2019:
3,250	5.000%, 4/01/32	No Opt. Call	Aa2	4,530,078
15,000	5.000%, 11/01/39	11/28 at 100.00	Aa2	19,036,050
2,625	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	Aa2	2,635,185

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2013:
$ 3,500	5.000%, 4/01/37	4/23 at 100.00	Aa2	$ 3,756,375
2,000	5.000%, 2/01/43	2/23 at 100.00	Aa2	2,129,480
5,520	5.000%, 11/01/43	11/23 at 100.00	Aa2	6,064,879
	California State, General Obligation Bonds, Various Purpose Series 2014:
2,460	5.000%, 10/01/39	10/24 at 100.00	Aa2	2,792,961
9,000	5.000%, 12/01/43	12/23 at 100.00	Aa2	9,921,330
9,000	5.000%, 10/01/44	10/24 at 100.00	Aa2	10,197,360
8,000	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 3/01/45	3/25 at 100.00	Aa2	9,178,000
5,390	California State, General Obligation Bonds, Various Purpose Series 2016, 5.000%, 9/01/46	9/26 at 100.00	Aa2	6,490,854
7,995	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 11/01/47	11/27 at 100.00	Aa2	9,930,190
1,505	Chaffey Joint Union High School District, San Bernardino County, California, General	8/28 at 100.00	Aa1	1,736,078
	Obligation Bonds, Election 2012 Series 2019D, 4.000%, 8/01/49
20,750	Coachella Valley Unified School District, Riverside County, California, General	No Opt. Call	AA	12,081,065
	Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/43 – AGM Insured
9,840	Corona-Norco Unified School District, Riverside County, California, General Obligation	8/28 at 100.00	AAA	12,088,046
	Bonds, Election 2014, Series 2018B, 5.000%, 8/01/47
3,065	Lucia Mar Unified School District, San Luis Obispo County, California, General	8/27 at 100.00	Aa2	3,481,196
	Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/46
4,500	Mount Diablo Unified School District, Contra Costa County, California, General	8/25 at 100.00	AA	5,084,775
	Obligation Bonds, Series 2010A, 0.000%, 8/01/30 – AGM Insured (5)
3,300	Mount San Jacinto Community College District, Riverside County, California, General	8/28 at 100.00	Aa1	3,836,184
	Obligation Bonds, Election 2014, Series 2018B, 4.000%, 8/01/43
11,980	San Diego Unified School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	10,588,403
	Bonds, Refunding Series 2012R-1, 0.000%, 7/01/31
9,665	San Jose, California, General Obligation Bonds, Disaster Preparedness, Public Safety &	3/29 at 100.00	AAA	12,157,410
	Infrastructure, Series 2019A-1, 5.000%, 9/01/45
2,000	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	2,525,620
	Election 2014 Series 2018B, 5.000%, 9/01/45
2,670	San Mateo Union High School District, San Mateo County, California, General Obligation	No Opt. Call	Aaa	2,784,303
	Bonds, Capital Appreciation, Election 2010, Refunding Series 2011A, 0.000%, 9/01/33 (5)
	Sonoma County Junior College District, California, General Obligation Bonds, Election
	2014 Series 2019B:
1,730	3.000%, 8/01/36	8/29 at 100.00	AA	1,946,613
2,110	3.000%, 8/01/41	8/29 at 100.00	AA	2,287,746
10,000	Southwestern Community College District, San Diego County, California, General	No Opt. Call	Aa2	6,471,200
	Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/41
	Stockton Unified School District, San Joaquin County, California, General Obligation
	Bonds, Election 2008 Series 2011D:
23,280	0.000%, 8/01/47 – AGC Insured (5)	8/37 at 100.00	AA	29,402,407
38,845	0.000%, 8/01/50 – AGM Insured (5)	8/37 at 100.00	AA	49,130,768
15,780	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds,	No Opt. Call	AA	17,647,090
	Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured (5)
8,345	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	8,629,731
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (5)
244,705	Total Tax Obligation/General			270,479,121

	Tax Obligation/Limited – 32.8% (21.4% of Total Investments)
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project	10/21 at 100.00	AA	1,020,490
	Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured
5,720	Brea and Olinda Unified School District, Orange County, California, Certificates of	9/21 at 100.00	AA	5,740,535
	Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	California Infrastructure and Economic Development Bank, Revenue Bonds, North County
	Center for Self-Sufficiency Corporation, Series 2004:
$ 1,615	5.000%, 12/01/21 – AMBAC Insured	10/21 at 100.00	AA+	$ 1,621,412
1,695	5.000%, 12/01/22 – AMBAC Insured	10/21 at 100.00	AA+	1,701,695
1,780	5.000%, 12/01/23 – AMBAC Insured	10/21 at 100.00	AA+	1,787,120
1,865	5.000%, 12/01/24 – AMBAC Insured	10/21 at 100.00	AA+	1,872,460
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	Aa3	7,691,950
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/31
	California State Public Works Board, Lease Revenue Bonds, Department of Education,
	Riverside Campus Project, Series 2012H:
2,790	5.000%, 4/01/30	4/22 at 100.00	Aa3	2,865,916
2,065	5.000%, 4/01/31	4/22 at 100.00	Aa3	2,120,941
20,330	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	10/24 at 100.00	Aa3	23,034,703
	California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39
1,990	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	3/23 at 100.00	Aa3	2,128,504
	California, Various Projects Series 2013A, 5.000%, 3/01/33
	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,
	Redevelopment Projects, Second Lien Series 2010B:
1,230	5.000%, 8/01/25	10/21 at 100.00	N/R	1,234,453
530	5.750%, 8/01/26	10/21 at 100.00	N/R	532,173
5,000	El Monte, California, Senior Lien Certificates of Participation, Department of Public	9/21 at 100.00	Aa2	5,020,400
	Services Facility Phase II, Series 2001, 5.250%, 1/01/34 – AMBAC Insured
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige	9/22 at 100.00	A+	1,046,570
	Heights, Refunding Series 2012, 5.000%, 9/01/32
45,825	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	Aa3	52,587,395
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/23 at 100.00	Aa3	1,084,010
	Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
7,610	5.000%, 11/15/30	11/25 at 100.00	BB	8,770,982
4,000	5.000%, 11/15/34	11/25 at 100.00	BB	4,576,720
535	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment	No Opt. Call	N/R	571,851
	Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured
1,110	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds,	9/25 at 100.00	N/R	1,253,501
	Refunding Series 2015, 5.000%, 9/01/40
2,000	Lammersville Joint Unified School District, California, Special Tax Bonds, Community	9/23 at 100.00	N/R	2,169,760
	Facilities District 2007-1 Mountain House – Shea Homes Improvement Area 1, Series 2013,
	6.000%, 9/01/38
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment	9/25 at 100.00	N/R	1,130,610
	District, Series 2015, 5.000%, 9/02/40
6,190	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	9/21 at 100.00	Aa2	6,209,560
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
8,140	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/31 at 100.00	AAA	10,124,206
	Tax Revenue Bonds, Senior Lien Series 2021A, 4.000%, 6/01/39
	Los Angeles County Metropolitan Transportation Authority, California, Proposition A
	First Tier Senior Sales Tax Revenue Bonds, Green Series 2017A:
7,860	5.000%, 7/01/39	7/27 at 100.00	AAA	9,703,642
7,140	5.000%, 7/01/41	7/27 at 100.00	AAA	8,789,697
3,220	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	3,956,317
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42
3,855	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	12/29 at 100.00	AA+	4,893,961
	Series 2019E-1, 5.000%, 12/01/49
475	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,	10/21 at 100.00	A	477,356
	Subordinate Lien Series 2011A, 7.250%, 9/01/38

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
$ 3,735	5.250%, 9/01/30	9/23 at 100.00	N/R	$ 4,038,954
3,340	5.750%, 9/01/39	9/23 at 100.00	N/R	3,613,746
530	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	574,737
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
1,940	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community	9/23 at 100.00	N/R	2,092,154
	Facilities District 2001-1 May Farms Improvement Area 1,2 and 3, Refunding Series 2014A,
	5.375%, 9/01/33
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
24,200	0.000%, 7/01/46	7/28 at 41.38	N/R	8,085,946
14,429	5.000%, 7/01/58	7/28 at 100.00	N/R	16,706,618
12	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	13,572
	Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53
40	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	40,204
	Project Area, Series 2011B, 6.500%, 10/01/25
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8
	Scott Road, Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	686,842
1,775	5.000%, 9/01/42	9/22 at 100.00	N/R	1,840,799
400	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark,	9/25 at 100.00	N/R	456,460
	Refunding Series 2015, 5.000%, 9/01/33
	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment
	District 2 Bonds, Series 2016A:
3,695	5.000%, 10/01/36	10/26 at 100.00	AA	4,455,690
8,290	5.000%, 10/01/41	10/26 at 100.00	AA	9,882,758
6,230	5.000%, 10/01/47	10/26 at 100.00	AA	7,423,543
210	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	237,323
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
1,480	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking	10/21 at 100.00	AAA	1,486,231
	Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26
3,000	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds,	7/27 at 100.00	AA+	3,176,940
	Series 2019A, 3.000%, 7/01/44
380	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/22 at 100.00	N/R	393,376
	Tax Bonds, Community Facilities District 6 Mission Bay South Public Improvements, Refunding
	Series 2013A, 5.000%, 8/01/33
630	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	679,776
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
2,700	San Francisco City and County Redevelopment Financing Authority, California, Tax	No Opt. Call	AA	2,662,713
	Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 1998D, 0.000%,
	8/01/24 – NPFG Insured
50	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	10/21 at 100.00	N/R	50,254
	2011, 7.000%, 10/01/26
3,600	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community	9/25 at 103.00	N/R	4,142,916
	Facility District 99-02, Series 2018A, 5.000%, 9/01/33
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities
	District 16-01, Series 2017:
2,170	6.125%, 9/01/37, 144A	9/27 at 100.00	N/R	2,454,661
1,000	6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	1,121,310
635	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series	4/30 at 100.00	A–	799,967
	2020A, 5.000%, 10/01/45
4,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	AA	4,680,585
	Series 2012A, 5.000%, 10/01/32 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities
	District 2015-1 Arambel-KDN, Refunding Series 2015:
$ 350	5.250%, 9/01/35	9/25 at 100.00	N/R	$ 392,920
790	5.250%, 9/01/45	9/25 at 100.00	N/R	879,183
4,110	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014,	9/22 at 102.00	N/R	4,363,710
	5.500%, 9/01/31
250,451	Total Tax Obligation/Limited			263,152,778

	Transportation – 10.5% (6.9% of Total Investments)
9,005	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	10,682,722
	Subordinate Lien Series 2016B, 5.000%, 10/01/36
5,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/30 at 100.00	Aa2	6,027,200
	Airport, Refunding Senior Lien Series 2020B, 4.000%, 5/15/39
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Senior Lien Series 2015E:
150	5.000%, 5/15/31	5/25 at 100.00	Aa2	174,728
1,270	5.000%, 5/15/34	5/25 at 100.00	Aa2	1,476,819
1,345	5.000%, 5/15/36	5/25 at 100.00	Aa2	1,561,343
4,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/27 at 100.00	Aa3	4,912,640
	Airport, Subordinate Lien Series 2017B, 5.000%, 5/15/42
49,185	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A1	59,695,834
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
69,955	Total Transportation			84,531,286

	U.S. Guaranteed – 16.2% (10.6% of Total Investments) (6)
1,050	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The	7/22 at 100.00	A1	1,092,430
	Jackson Laboratory, Series 2012, 5.000%, 7/01/37 (Pre-refunded 7/01/22)
1,115	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	A1	1,205,661
	Series 2013S-4, 5.250%, 4/01/48 (Pre-refunded 4/01/23)
655	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area	9/23 at 100.00	N/R	717,356
	19C, Series 2013A, 5.000%, 9/01/27 (Pre-refunded 9/01/23)
430	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	8/25 at 100.00	A1	509,537
	Health, Refunding Series 2015A, 5.000%, 8/15/43 (Pre-refunded 8/15/25)
2,040	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	N/R	2,515,585
	Health, Refunding Series 2016B, 5.000%, 11/15/46 (Pre-refunded 11/15/26)
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Series 2016A:
18,430	5.000%, 11/15/41 (Pre-refunded 11/15/25)	11/25 at 100.00	A1	22,070,478
7,500	5.000%, 11/15/46 (Pre-refunded 11/15/25)	11/25 at 100.00	A1	8,981,475
610	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	699,871
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San
	Francisco Bay Area Toll Bridge, Series 2003A:
3,000	5.000%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	AA+	3,122,520
2,250	5.000%, 7/01/36 (Pre-refunded 1/01/28) – AMBAC Insured	1/28 at 100.00	AA+	2,859,232
3,000	California Infrastructure and Economic Development Bank, Infrastructure State Revolving	10/26 at 100.00	AAA	3,693,330
	Fund Revenue Bonds, Series 2016A, 5.000%, 10/01/41 (Pre-refunded 10/01/26)
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile
	Country Club Series 2013A:
2,000	5.625%, 11/15/33 (Pre-refunded 11/15/23)	11/23 at 100.00	N/R	2,235,040
8,000	6.000%, 11/15/48 (Pre-refunded 11/15/23)	11/23 at 100.00	N/R	9,000,320
7,875	California Municipal Finance Authority, Revenue Bonds, Pomona College, Series 2017,	1/28 at 100.00	AAA	10,007,314
	5.000%, 1/01/48 (Pre-refunded 1/01/28)

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 3,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System	3/22 at 100.00	AA–	$ 3,071,970
	Financing, Series 2012, 5.000%, 9/01/41 (Pre-refunded 3/01/22)
6,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	7,670,025
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43 (Pre-refunded 1/15/24)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
14,885	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	16,870,957
14,885	6.000%, 1/15/53 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	16,947,466
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon
	Hills Improvement Area D, Series 2014A:
1,140	5.500%, 9/01/33 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R	1,259,882
2,105	5.750%, 9/01/44 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R	2,336,845
1,115	Rio Elementary School District, California, Special Tax Bonds, Community Facilities	9/23 at 100.00	N/R	1,232,253
	District 1, Series 2013, 5.500%, 9/01/39 (Pre-refunded 9/01/23)
850	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	865,258
	2011, 7.500%, 12/01/41 (Pre-refunded 12/01/21)
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	1,028,610
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
995	San Marcos Public Financing Authority, California, Special Tax Revenue Bonds, Refunding	9/22 at 100.00	N/R	1,042,651
	Series 2012D, 5.000%, 9/01/36 (Pre-refunded 9/01/22)
2,870	Sanger Unified School District, Fresno County, California, General Obligation Bonds,	8/24 at 100.00	AA	3,270,939
	Election 2012, Series 2014B, 5.000%, 8/01/39 (Pre-refunded 8/01/24) – AGM Insured
5,000	Walnut Valley Unified School District, Los Angeles County, California, General	8/24 at 100.00	Aa1	5,706,350
	Obligation Bonds, Election 2007 Measure S, Series 2014C, 5.000%, 8/01/39 (Pre-refunded 8/01/24)
112,550	Total U.S. Guaranteed			130,013,355

	Utilities – 28.6% (18.7% of Total Investments)
7,600	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost	4/23 at 100.00	AA–	8,145,376
	Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34
5,850	California Infrastructure and Economic Development Bank Clean Water State Revolving Fund	4/28 at 100.00	AAA	7,271,082
	Revenue Bonds, Green Series 2018, 5.000%, 10/01/43
3,675	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	BBB	4,498,898
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	7/01/39, 144A
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,
	Series 2007A:
2,490	5.000%, 11/15/35	No Opt. Call	AA–	3,493,171
1,835	5.500%, 11/15/37	No Opt. Call	AA–	2,756,372
10,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	Aa2	10,383,800
	Series 2012B, 5.000%, 7/01/43
4,280	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/23 at 100.00	Aa2	4,652,916
	Series 2013B, 5.000%, 7/01/28
5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	Aa2	5,879,850
	Series 2016A, 5.000%, 7/01/46
6,015	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	Aa2	7,261,549
	Series 2017A, 5.000%, 7/01/42
16,400	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	Aa2	20,035,716
	Series 2017C, 5.000%, 7/01/47
3,490	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/29 at 100.00	AA–	4,447,900
	Series 2019C, 5.000%, 7/01/49

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 2,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/31 at 100.00	Aa2	$ 2,598,180
	Series 2021B, 5.000%, 7/01/46
3,750	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	Aa2	4,325,700
	Tender Option Bond Trust 3345 As Of 6/4/2015 Converted to Trust 2015-XF2047, 17.852%,
	7/01/43, 144A (IF) (7)
3,775	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,	1/26 at 100.00	AA+	4,488,928
	Refunding Series 2016B, 5.000%, 7/01/35
16,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/22 at 100.00	AA+	16,619,520
	2012A, 5.000%, 7/01/43
10,515	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/24 at 100.00	AA+	11,842,308
	2014A, 5.000%, 7/01/44
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2016A:
5,680	5.000%, 7/01/35	1/26 at 100.00	AA+	6,754,202
1,000	5.000%, 7/01/36	1/26 at 100.00	AA+	1,188,170
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2017A:
9,455	5.000%, 7/01/44	1/27 at 100.00	AA+	11,432,230
5,000	5.250%, 7/01/44	1/27 at 100.00	AA+	6,124,950
2,210	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	2,737,770
	2017A, 5.250%, 6/01/47
5,000	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series	6/28 at 100.00	AA	6,177,400
	2018A, 5.000%, 6/01/48
9,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A,	6/25 at 100.00	AA+	11,032,825
	5.000%, 6/01/44
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien
	Series 2013A:
2,000	5.000%, 6/01/34	6/23 at 100.00	AA	2,158,740
3,500	5.000%, 6/01/35	6/23 at 100.00	AA	3,775,905
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/28 at 100.00	AAA	1,243,380
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,, 5.000%, 6/15/48
1,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and	9/21 at 100.00	N/R	1,515,840
	Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
580	5.500%, 7/01/28	7/22 at 100.00	CCC	605,491
2,140	5.750%, 7/01/37	7/22 at 100.00	CCC	2,238,504
1,750	6.000%, 7/01/47	7/22 at 100.00	CCC	1,833,720
4,500	Rancho California Water District Financing Authority, California, Revenue Bonds,	2/30 at 100.00	AAA	4,940,190
	Refunding Series 2019A, 3.000%, 8/01/40
2,500	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	6/24 at 100.00	AA	2,807,450
	Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33
2,500	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	12/30 at 100.00	AA	3,244,725
	Sacramento Regional County Sanitation District, Series 2020A, 5.000%, 12/01/50
4,000	San Diego Public Facilities Financing Authority, California, Water Utility Revenue	8/26 at 100.00	Aa3	4,827,120
	Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/37
26,220	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/27 at 100.00	Aa2	32,870,179
	Bonds, Refunding Green Series 2017D, 5.000%, 11/01/33 (UB) (7)

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 2,975	Southern California Public Power Authority, California, Revenue Bonds, Apex Power	7/24 at 100.00	AA–	$ 3,337,117
	Project Series 2014A, 5.000%, 7/01/37
195,685	Total Utilities			229,547,174
$ 1,096,941	Total Long-Term Investments (cost $1,065,032,347)			1,228,821,550
	Floating Rate Obligations – (2.6)%			(20,975,000)
	MuniFund Preferred Shares, net of deferred offering costs – (17.5)% (8)			(140,001,858)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (36.3)% (9)			(290,549,410)
	Other Assets Less Liabilities – 3.1%			24,084,795
	Net Asset Applicable to Common Shares – 100%			$ 801,380,077

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.4%.
(9)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 23.6%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.

See accompanying notes to financial statements.

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 151.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 151.6% (100.0% of Total Investments)
	Consumer Staples – 4.8% (3.2% of Total Investments)
$ 1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	9/21 at 100.00	N/R	$ 1,000,590
	Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47
680	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	806,058
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
1,095	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	9/21 at 100.00	A3	1,099,993
	Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29
25,000	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	9/21 at 21.85	N/R	5,454,500
	Tobacco Securitization Program, Series 2006A, 0.000%, 6/01/46
31,645	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	32,719,981
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
39,735	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	41,149,169
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
26,755	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	27,646,477
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
19,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement	10/21 at 22.76	N/R	4,307,680
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007B,
	0.000%, 6/01/47
144,910	Total Consumer Staples			114,184,448
	Education and Civic Organizations – 6.2% (4.1% of Total Investments)
7,000	California Educational Facilities Authority, Revenue Bonds,Stanford University,	No Opt. Call	AAA	10,619,000
	Refunding Series 2014U-6, 5.000%, 5/01/45
5,385	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	5,712,085
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
1,000	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013,	10/23 at 100.00	Baa1	1,074,380
	5.000%, 10/01/38
	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos
	Project Pinewood & Oakwood Schools, Series 2016B:
800	4.000%, 11/01/36, 144A	11/26 at 100.00	N/R	830,208
1,000	4.500%, 11/01/46, 144A	11/26 at 100.00	N/R	1,044,420
365	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood	No Opt. Call	N/R	395,280
	School, Series 2017A, 5.000%, 5/01/27, 144A
1,615	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	1,816,342
	College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A
2,150	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	2,414,944
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
	California School Finance Authority, School Facility Revenue Bonds, Alliance for
	College-Ready Public Schools Project, Series 2016C:
5,995	5.000%, 7/01/46	7/25 at 101.00	BBB	6,789,997
8,340	5.250%, 7/01/52	7/25 at 101.00	BBB	9,504,598
800	California School Finance Authority, School Facility Revenue Bonds, Value Schools,	7/26 at 100.00	BB+	949,864
	Series 2016A, 6.000%, 7/01/51, 144A
4,140	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	4,716,454
10,440	California State University, Systemwide Revenue Bonds, Series 2019A, 5.000%, 11/01/44	11/29 at 100.00	Aa2	13,454,863
7,100	California State University, Systemwide Revenue Bonds, Series 2020C, 3.000%, 11/01/39	11/30 at 100.00	Aa2	7,844,719
1,740	California Statewide Communities Development Authority, Charter School Revenue Bonds,	12/21 at 100.00	N/R	1,775,305
	Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41
1,000	Dutchess County Local Development Corporation, New York, Revenue Bonds, Marist College	7/25 at 100.00	A+	1,151,610
	Project, Series 2015A, 5.000%, 7/01/45

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 17,750	University of California, General Revenue Bonds, Limited Project Series 2017M, 5.000%, 5/15/47	5/27 at 100.00	AA–	$ 21,645,237
6,775	University of California, General Revenue Bonds, Series 2017AV, 5.250%, 5/15/47	5/27 at 100.00	AA	8,397,816
8,500	University of California, General Revenue Bonds, Series 2018AZ, 5.000%, 5/15/48	5/28 at 100.00	AA	10,550,540
	University of California, General Revenue Bonds, Series 2020BE:
11,040	5.000%, 5/15/43	5/30 at 100.00	AA	14,175,470
17,000	4.000%, 5/15/50	5/30 at 100.00	AA	20,041,300
119,935	Total Education and Civic Organizations			144,904,432

	Financials – 0.0% (0.0% of Total Investments)
1,305	Puerto Rico Urgent Interest Fund Corp (COFINA), National Taxable Trust Unit, Series	No Opt. Call	N/R	303,898
	2007A Sr. Bond, 0.000%, 8/01/54 (4)

	Health Care – 13.0% (8.5% of Total Investments)
9,345	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp	8/23 at 100.00	AA	10,161,846
	HealthCare, Series 2014A, 5.000%, 8/01/43
22,545	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	A1	27,121,860
	Health, Refunding Series 2016B, 5.000%, 11/15/46
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Series 2018A:
6,135	5.000%, 11/15/36	11/27 at 100.00	A1	7,641,572
7,250	5.000%, 11/15/48	11/27 at 100.00	A1	8,854,063
15,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical	8/26 at 100.00	Aa3	17,055,600
	Center, Refunding Series 2016B, 4.000%, 8/15/39
	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los
	Angeles, Series 2017A:
3,900	5.000%, 8/15/42	8/27 at 100.00	BBB+	4,675,047
2,400	5.000%, 8/15/47	8/27 at 100.00	BBB+	2,861,880
	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health,
	Series 2020A:
9,975	4.000%, 4/01/44	4/30 at 100.00	BBB+	11,707,757
6,530	4.000%, 4/01/45	4/30 at 100.00	BBB+	7,645,324
6,105	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	6,899,566
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
1,250	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health	10/22 at 100.00	AA–	1,313,588
	Services, Series 2012A, 5.000%, 10/01/33
2,230	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	2,528,151
	Services, Refunding Series 2014A, 5.000%, 10/01/38
8,375	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	9,478,239
	Services, Series 2014B, 5.000%, 10/01/44
11,250	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph	10/26 at 100.00	AA–	12,728,025
	Health, Refunding Series 2016A, 4.000%, 10/01/47
685	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	823,534
	Refunding Series 2017A, 5.000%, 7/01/42
11,520	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	13,533,235
	2017A, 5.250%, 11/01/41
1,455	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series	10/26 at 100.00	BBB–	1,705,988
	2017, 5.000%, 10/15/47
5,760	California Public Finance Authority, Revenue Bonds, Sharp HealthCare, Series 2017A,	2/28 at 100.00	AA	7,020,691
	5.000%, 8/01/47
2,000	California Statewide Communities Development Authority, California, Redlands Community	10/26 at 100.00	A–	2,325,700
	Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
1,000	5.250%, 12/01/34	12/24 at 100.00	BB	1,136,760
1,200	5.250%, 12/01/44	12/24 at 100.00	BB	1,359,408
2,375	5.500%, 12/01/54	12/24 at 100.00	BB	2,700,019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
$ 9,385	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	$ 10,506,695
33,895	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	38,121,706
16,445	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	19,489,463
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health
	System/West, Series 2015A:
2,345	5.000%, 3/01/35	3/26 at 100.00	A+	2,773,314
3,000	5.000%, 3/01/45	3/26 at 100.00	A+	3,533,430
5,000	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health	3/28 at 100.00	A+	6,052,600
	System/West, Series 2018A, 5.000%, 3/01/48
2,670	California Statewide Communities Development Authority, Revenue Bonds, Huntington	7/24 at 100.00	A–	2,994,992
	Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/44
25,290	California Statewide Communities Development Authority, Revenue Bonds, Kaiser	4/22 at 100.00	AA–	26,020,375
	Permanente, Series 2012A, 5.000%, 4/01/42
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
3,344	5.750%, 7/01/24 (5)	10/21 at 100.00	N/R	3,210,453
3,648	5.750%, 7/01/30 (5)	10/21 at 100.00	N/R	3,502,457
2,554	5.750%, 7/01/35 (5)	10/21 at 100.00	N/R	2,451,879
3,444	5.500%, 7/01/39 (5)	10/21 at 100.00	N/R	3,305,672
6,200	Madera County, California, Certificates of Participation, Valley Children’s Hospital	9/21 at 100.00	A1	6,679,632
	Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured
12,910	Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016,	11/26 at 100.00	BBB	15,114,899
	5.000%, 11/01/39
268,415	Total Health Care			305,035,420

	Housing/Multifamily – 9.9% (6.5% of Total Investments)
22,285	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	24,347,477
	Creekwood, Series 2021A, 4.000%, 2/01/56, 144A
7,645	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	8,343,906
	Glendale Properties, Junior Series 2021A-2, 4.000%, 8/01/47, 144A
5,575	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	6,438,623
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
2,860	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/31 at 100.00	N/R	3,144,713
	Stoneridge Apartments, Series 2021A, 4.000%, 2/01/56, 144A
1,385	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/29 at 100.00	N/R	1,592,487
	Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49, 144A
7,575	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel	4/29 at 100.00	N/R	8,615,047
	Apartments, Series 2019A, 5.000%, 4/01/49, 144A
23,303	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	27,839,957
	2019-2, 4.000%, 3/20/33
19,245	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	22,804,460
	2021-1, 3.500%, 11/20/35
3,457	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	4,261,446
	Series2019-1, 4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
1,680	5.250%, 8/15/39	8/24 at 100.00	A–	1,837,013
2,150	5.250%, 8/15/49	8/24 at 100.00	A–	2,338,275
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects
	Series 2012A:
6,540	5.125%, 8/15/32	8/22 at 100.00	A–	6,770,862
6,010	5.500%, 8/15/47	8/22 at 100.00	A–	6,214,520

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 3,920	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	N/R	$ 4,087,698
	Series 2012B, 7.250%, 8/15/47
	California Public Finance Authority, University Housing Revenue Bonds, National Campus
	Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A:
1,325	5.000%, 7/01/37, 144A	7/27 at 100.00	Caa2	1,195,693
1,000	5.000%, 7/01/47, 144A	7/27 at 100.00	Caa2	902,120
23,750	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at	4/31 at 100.00	N/R	25,468,075
	Center City, Series 2021A-2, 4.000%, 4/01/56, 144A
18,080	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	19,675,198
	Altana Glendale, Series 2021A-2, 4.000%, 10/01/56, 144A
23,610	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	1/31 at 100.00	N/R	27,805,733
	Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A
19,695	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda	10/31 at 100.00	N/R	21,432,690
	at Monrovia Station, Social Series 2021A-2, 4.000%, 10/01/56, 144A
3,220	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	9/31 at 100.00	N/R	3,554,880
	Oceanaire-Long Beach, Social Series 2021A-2, 4.000%, 9/01/56, 144A
1,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	1,105,970
	Parallel-Anaheim Series 2021A, 4.000%, 8/01/56, 144A
620	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	12/31 at 100.00	N/R	677,183
	Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B, 4.000%, 12/01/56, 144A
590	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/31 at 100.00	N/R	689,793
	Renaissance at City Center, Series 2020A, 5.000%, 7/01/51, 144A
1,360	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/31 at 100.00	N/R	1,473,791
	Union South Bay, Series 2021A-2, 4.000%, 7/01/56, 144A
1,230	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds,	5/22 at 100.00	A+	1,254,662
	Augusta Communities Mobile Home Park, Series 2012A, 5.000%, 5/15/39
209,110	Total Housing/Multifamily			233,872,272

	Tax Obligation/General – 30.5% (20.1% of Total Investments)
4,125	Alameda Unified School District, Alameda County, California, General Obligation Bonds,	No Opt. Call	AA	4,016,224
	Series 2004A, 0.000%, 8/01/25 – AGM Insured
	California State, General Obligation Bonds, Refunding Various Purpose Series 2012:
3,230	5.250%, 2/01/29	2/22 at 100.00	Aa2	3,298,767
5,245	5.000%, 9/01/36	9/22 at 100.00	Aa2	5,495,186
	California State, General Obligation Bonds, Refunding Various Purpose Series 2013:
9,260	5.000%, 2/01/29	2/23 at 100.00	Aa2	9,899,125
1,710	5.000%, 2/01/31	2/23 at 100.00	Aa2	1,824,485
	California State, General Obligation Bonds, Refunding Various Purpose Series 2016:
3,750	5.000%, 9/01/30	9/26 at 100.00	Aa2	4,565,175
4,600	5.000%, 8/01/33	8/26 at 100.00	Aa2	5,571,014
8,000	5.000%, 9/01/37	9/26 at 100.00	Aa2	9,673,200
9,210	California State, General Obligation Bonds, Refunding Various Purpose Series 2019,	10/29 at 100.00	Aa2	10,382,525
	3.000%, 10/01/35
	California State, General Obligation Bonds, Various Purpose Refunding Series 2015:
6,700	5.000%, 8/01/32	2/25 at 100.00	Aa2	7,736,825
11,000	5.000%, 8/01/34	8/25 at 100.00	Aa2	12,933,030
5,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2016,	9/26 at 100.00	Aa2	6,051,200
	5.000%, 9/01/36
140	California State, General Obligation Bonds, Various Purpose Series 2000, 5.625%, 5/01/22	9/21 at 100.00	Aa2	140,624
	FGIC Insured
	California State, General Obligation Bonds, Various Purpose Series 2011:
13,835	5.250%, 10/01/28	10/21 at 100.00	Aa2	13,891,862
21,420	5.000%, 10/01/41	10/21 at 100.00	Aa2	21,503,110

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2013:
$ 9,940	5.000%, 4/01/37	4/23 at 100.00	Aa2	$ 10,668,105
9,755	5.000%, 2/01/43	2/23 at 100.00	Aa2	10,386,539
15,145	5.000%, 4/01/43	4/23 at 100.00	Aa2	16,239,378
7,240	5.000%, 11/01/43	11/23 at 100.00	Aa2	7,954,660
	California State, General Obligation Bonds, Various Purpose Series 2014:
24,970	5.000%, 5/01/32	5/24 at 100.00	Aa2	28,015,591
8,910	5.000%, 10/01/39	10/24 at 100.00	Aa2	10,115,968
10,245	5.000%, 12/01/43	12/23 at 100.00	Aa2	11,293,781
1,815	5.000%, 10/01/44	10/24 at 100.00	Aa2	2,056,468
9,500	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 3/01/45	3/25 at 100.00	Aa2	10,898,875
3,780	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 11/01/47	11/27 at 100.00	Aa2	4,694,949
8,360	California State, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 10/01/47	4/26 at 100.00	Aa2	9,923,069
8,000	California State, General Obligation Bonds, Various Purpose Series 2018 Bid Group A/B,	10/28 at 100.00	Aa2	9,984,960
	5.000%, 10/01/48
5,000	California State, General Obligation Bonds, Various Purpose Series 2019, 5.000%, 4/01/45	4/29 at 100.00	Aa2	6,340,000
3,550	Centinela Valley Union High School District, Los Angeles County, California, General	No Opt. Call	A+	3,992,934
	Obligation Bonds, Series 2002A, 5.250%, 2/01/26 – NPFG Insured
15,000	Chaffey Joint Union High School District, San Bernardino County, California, General	8/28 at 100.00	Aa1	17,303,100
	Obligation Bonds, Election 2012 Series 2019D, 4.000%, 8/01/49
	Corona-Norco Unified School District, Riverside County, California, General Obligation
	Bonds, Election 2014, Series 2019C:
7,860	3.000%, 8/01/44	8/28 at 100.00	AA–	8,393,694
5,585	4.000%, 8/01/49	8/28 at 100.00	AA–	6,387,564
7,500	Desert Community College District, Riverside County, California, General Obligation	2/26 at 100.00	AA	8,826,975
	Bonds, Refunding Series 2016, 5.000%, 8/01/37
3,300	Evergreen School District, Santa Clara County, California, General Obligation Bonds,	8/28 at 100.00	Aa2	4,056,954
	Election of 2014, Series 2018, 5.000%, 8/01/46
5,000	Glendale Community College District, Los Angeles County, California, General Obligation	8/29 at 100.00	Aa2	5,875,450
	Bonds, Election 2016 Taxable Refunding Series 2020B, 4.000%, 8/01/50
5,150	Hacienda La Puente Unified School District Facilities Financing Authority, California,	No Opt. Call	AA	6,284,596
	General Obligation Revenue Bonds, Program Series 2007, 5.000%, 8/01/26 – AGM Insured
3,000	Hacienda La Puente Unified School District, Los Angeles County, California, General	8/27 at 100.00	AAA	3,405,120
	Obligation Bonds, 2016 Election, Series 2017A, 4.000%, 8/01/47
5,630	Lake Tahoe Unified School District, El Dorado County, California, General Obligation	No Opt. Call	AA	5,960,875
	Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured (6)
4,650	Long Beach Unified School District, Los Angeles County, California, General Obligation	8/29 at 100.00	Aa2	5,031,021
	Bonds, Election of 2016, Series 2019B, 3.000%, 8/01/41
13,465	Los Angeles Unified School District, Los Angeles County, California, General Obligation	7/30 at 100.00	AA+	16,024,023
	Bonds, Series 2020RYQ, 4.000%, 7/01/44
10,050	Manhattan Beach Unified School District, Los Angeles County, California, General	9/30 at 100.00	Aa1	12,055,276
	Obligation Bonds, Election 2016 Measure C Series 2020B, 4.000%, 9/01/45
4,100	Monrovia Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	Aa3	3,883,766
	Bonds, Series 2001B, 0.000%, 8/01/27 – FGIC Insured
3,100	Mount San Antonio Community College District, Los Angeles County, California, General	8/29 at 100.00	Aa1	3,668,230
	Obligation Bonds, Election of 2018, Series 2019A, 4.000%, 8/01/49
10,765	North Orange County Community College District, California, General Obligation Bonds,	No Opt. Call	AA+	10,173,248
	Election of 2002 Series 2003B, 0.000%, 8/01/27 – FGIC Insured
14,655	Ontario-Montclair School District, San Bernardino County, California, General Obligation	8/27 at 100.00	Aa2	16,838,888
	Bonds, Election of 2016, Series 2019B, 4.000%, 8/01/48
1,815	Orland Joint Unified School District, Glenn and Tehama Counties, California, General	8/37 at 100.00	AA	1,642,248
	Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 (6)
10,330	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	No Opt. Call	A2	7,558,668
	Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/35

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 5,000	Paramount Unified School District, Los Angeles County, California, General Obligation	2/33 at 100.00	Aa3	$ 6,749,450
	Bonds, Election 2006 Series 2011, 0.000%, 8/01/45 (6)
28,000	San Bernardino Community College District, California, General Obligation Bonds,	No Opt. Call	Aa1	14,967,400
	Election of 2008 Series 2009B, 0.000%, 8/01/44
4,250	San Diego Community College District, San Diego County, California, General Obligation	8/26 at 100.00	AAA	5,090,140
	Bonds, Refunding Series 2016, 5.000%, 8/01/41
5,690	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds,	8/29 at 100.00	Aaa	6,095,185
	Election of 2016, Green Series 2019B-1, 3.000%, 8/01/49
21,000	San Marcos Unified School District, San Diego County, California, General Obligation	No Opt. Call	AA–	9,810,570
	Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51
20,220	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	25,534,018
	Election 2014 Series 2018B, 5.000%, 9/01/45
1,220	San Mateo Union High School District, San Mateo County, California, General Obligation	9/41 at 100.00	Aaa	1,206,861
	Bonds, Election 2010 Series 2011A, 0.000%, 7/01/51 (6)
4,970	San Rafael City High School District, Marin County, California, General Obligation	No Opt. Call	AA+	4,682,982
	Bonds, Series 2004B, 0.000%, 8/01/27 – FGIC Insured
8,700	Santa Ana College Improvement District 1, Orange County, California, General Obligation	8/27 at 100.00	AA	9,957,846
	Bonds, Rancho Santiago Community College District, Election of 2012, Series 2017B,
	4.000%, 8/01/41
6,725	Santa Barbara Unified School District, Santa Barbara County, California, General	8/28 at 100.00	Aa1	8,292,328
	Obligation Bonds, School Facilities Improvement District 1, Election of 2016, Series 2019B,
	5.000%, 8/01/44
2,200	Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo	No Opt. Call	Aa3	2,429,966
	Counties, California, General Obligation Bonds, Series 2003B, 5.625%, 8/01/24 – AGM Insured
	Sonoma County Junior College District, California, General Obligation Bonds, Election
	2014 Series 2019B:
7,285	3.000%, 8/01/37	8/29 at 100.00	AA	8,144,703
4,650	3.000%, 8/01/41	8/29 at 100.00	AA	5,041,716
4,175	Southwestern Community College District, San Diego County, California, General	No Opt. Call	Aa2	4,085,572
	Obligation Bonds, Election of 2000, Series 2004, 0.000%, 8/01/25 – FGIC Insured
5,530	Stockton Unified School District, San Joaquin County, California, General Obligation	8/37 at 100.00	AA	6,994,289
	Bonds, Election 2008 Series 2011D, 0.000%, 8/01/50 – AGM Insured (6)
26,000	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds,	No Opt. Call	AA	29,076,320
	Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured (6)
	Washington Township Health Care District, Alameda County, California, General Obligation
	Bonds, 2004 Election Series 2013B:
4,740	5.500%, 8/01/38	8/24 at 100.00	A1	5,392,461
4,830	5.500%, 8/01/40	8/24 at 100.00	A1	5,487,363
	Washington Township Health Care District, Alameda County, California, General Obligation
	Bonds, 2012 Election Series 2013A:
4,355	5.500%, 8/01/38	8/24 at 100.00	A1	4,954,466
3,500	5.500%, 8/01/40	8/24 at 100.00	A1	3,976,350
2,015	Wiseburn School District, Los Angeles County, California, General Obligation Bonds,	8/22 at 100.00	Aa2	2,102,330
	Series 2012C, 5.000%, 8/01/26
140,160	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	144,942,259
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (6)
679,605	Total Tax Obligation/General			717,931,900

	Tax Obligation/Limited – 24.5% (16.2% of Total Investments)
1,675	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area	9/25 at 100.00	N/R	1,916,368
	19A, Series 2015B, 5.000%, 9/01/35
1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%,	10/21 at 100.00	N/R	1,666,188
	10/01/36 – AMBAC Insured
1,455	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project	10/21 at 100.00	AA	1,485,773
	Area, Series 2003, 5.500%, 10/01/23 – RAAI Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,175	California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California	8/29 at 100.00	AA	$ 1,496,750
	State Teachers? Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified
	Series 2019, 5.000%, 8/01/38
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &
	Rehabilitation, Series 2013G:
10,690	5.250%, 9/01/30	9/23 at 100.00	Aa3	11,751,196
18,135	5.250%, 9/01/32	9/23 at 100.00	Aa3	19,920,028
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &
	Rehabilitation, Various Correctional Facilities Series 2013F:
8,685	5.250%, 9/01/31	9/23 at 100.00	Aa3	9,543,512
1,450	5.250%, 9/01/33	9/23 at 100.00	Aa3	1,591,187
10,525	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/24 at 100.00	Aa3	11,887,566
	Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39
17,395	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	10/24 at 100.00	Aa3	19,709,231
	California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	3/23 at 100.00	Aa3	1,070,850
	California, Various Projects Series 2013A, 5.000%, 3/01/30
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	6/23 at 100.00	Aa3	1,081,020
	California, Yuba City Courthouse, Series 2013D, 5.000%, 6/01/32
2,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	4/22 at 100.00	Aa3	2,725,022
	Series 2012A, 5.000%, 4/01/33
3,770	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/22 at 100.00	Aa3	3,970,941
	Series 2012G, 5.000%, 11/01/37
9,950	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	Aa3	10,934,453
	Series 2013I, 5.000%, 11/01/38
13,520	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	9/24 at 100.00	Aa3	15,270,299
	Series 2014E, 5.000%, 9/01/39
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige	9/22 at 100.00	A+	1,046,570
	Heights, Refunding Series 2012, 5.000%, 9/01/32
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Refunding Series 2015A:
1,460	5.000%, 6/01/40	6/25 at 100.00	AA–	1,683,278
86,320	5.000%, 6/01/45	6/25 at 100.00	Aa3	99,058,242
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/23 at 100.00	Aa3	1,084,010
	Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
9,000	5.000%, 11/15/29	11/25 at 100.00	BB	10,412,190
11,000	5.000%, 11/15/35	11/25 at 100.00	BB	12,573,000
1,145	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment	No Opt. Call	N/R	1,223,868
	Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured
	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014A:
530	5.000%, 9/01/29	9/24 at 100.00	A+	600,002
1,900	5.000%, 9/01/30	9/24 at 100.00	A+	2,149,280
1,220	5.000%, 9/01/31	9/24 at 100.00	A+	1,378,807
1,955	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2015A,	9/25 at 100.00	A+	2,261,036
	5.000%, 9/01/43
810	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds,	9/25 at 100.00	N/R	914,717
	Refunding Series 2015, 5.000%, 9/01/40
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment	9/25 at 100.00	N/R	1,130,610
	District, Series 2015, 5.000%, 9/02/40
14,930	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	9/21 at 100.00	Aa2	14,977,179
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
21,880	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/31 at 100.00	AAA	27,291,580
	Tax Revenue Bonds, Senior Lien Series 2021A, 4.000%, 6/01/38

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales
	Tax Revenue Bonds, Senior Series 2016A:
$ 5,125	5.000%, 6/01/36	6/26 at 100.00	AAA	$ 6,173,216
5,620	5.000%, 6/01/37	6/26 at 100.00	AAA	6,757,769
5,210	Los Angeles County Metropolitan Transportation Authority, California, Proposition A	7/27 at 100.00	AAA	6,413,771
	First Tier Senior Sales Tax Revenue Bonds, Green Series 2017A, 5.000%, 7/01/41
	Los Angeles County Metropolitan Transportation Authority, California, Proposition C
	Sales Tax Revenue Bonds, Senior Lien Series 2017A:
10,455	5.000%, 7/01/38	7/27 at 100.00	AAA	12,930,430
3,995	5.000%, 7/01/39	7/27 at 100.00	AAA	4,932,067
15,615	5.000%, 7/01/42	7/27 at 100.00	AAA	19,185,682
9,045	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	8/22 at 100.00	AA+	9,431,041
	Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42
2,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	12/29 at 100.00	AA+	2,539,020
	Series 2019E-1, 5.000%, 12/01/49
	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,
	Subordinate Lien Series 2011A:
1,625	6.750%, 9/01/26	10/21 at 100.00	A	1,632,589
750	7.000%, 9/01/31	10/21 at 100.00	A	753,585
1,835	Modesto, California, Special Tax Bonds, Community Facilities District 2004-1 Village One 2,	9/24 at 100.00	BBB+	2,048,869
	Refunding Series 2014, 5.000%, 9/01/31
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series	9/21 at 100.00	A+	1,004,770
	2009, 7.000%, 3/01/34
15,390	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	No Opt. Call	Baa2	17,441,487
	Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
11,295	5.250%, 9/01/30	9/23 at 100.00	N/R	12,214,187
10,125	5.750%, 9/01/39	9/23 at 100.00	N/R	10,954,845
1,645	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	1,783,854
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
8,160	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	10/21 at 100.00	N/R	8,250,821
8,750	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	8,699,950
	Development Project, Series 1999, 0.000%, 8/01/23 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
10,995	0.000%, 7/01/46	7/28 at 41.38	N/R	3,673,759
49,372	5.000%, 7/01/58	7/28 at 100.00	N/R	57,165,370
43	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	48,633
	Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53
3,500	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation	9/24 at 100.00	AA+	3,955,840
	Bonds, Rancho Redevelopment Project, Series 2014, 5.000%, 9/01/30
960	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	964,886
	Project Area, Series 2011B, 6.500%, 10/01/25
5,000	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds,	12/27 at 100.00	AA+	6,250,950
	Refunding Limited Tax Series 2017B, 5.000%, 6/01/39
	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake
	Hill Crest, Series 2012:
990	5.000%, 9/01/29	9/22 at 100.00	N/R	1,032,827
2,615	5.000%, 9/01/35	9/22 at 100.00	N/R	2,718,266
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8
	Scott Road, Series 2013:
555	5.000%, 9/01/30	9/22 at 100.00	N/R	578,288
710	5.000%, 9/01/42	9/22 at 100.00	N/R	736,320

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark,
	Refunding Series 2015:
$ 385	5.000%, 9/01/31	9/25 at 100.00	N/R	$ 440,790
575	5.000%, 9/01/37	9/25 at 100.00	N/R	652,361
5,500	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment	10/26 at 100.00	AA	6,556,715
	District 2 Bonds, Series 2016A, 5.000%, 10/01/41
	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment
	District 2 Bonds, Series 2020:
2,540	4.000%, 10/01/40	10/30 at 100.00	AA	3,064,053
8,245	4.000%, 10/01/43	10/30 at 100.00	AA	9,876,108
4,250	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged	No Opt. Call	A	3,579,988
	Downtown Sacramento and Oak Park Projects, Series 2005A, 0.000%, 12/01/31 – FGIC Insured
	San Buenaventura Redevelopment Agency, California, Tax Allocation Bonds, Merged Project
	Areas, Series 2008:
1,000	7.750%, 8/01/28	10/21 at 100.00	A	1,005,750
1,325	8.000%, 8/01/38	10/21 at 100.00	A	1,332,818
615	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	695,018
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
5,000	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds,	7/27 at 100.00	AA+	5,294,900
	Series 2019A, 3.000%, 7/01/44
255	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/22 at 100.00	N/R	263,976
	Tax Bonds, Community Facilities District 6 Mission Bay South Public Improvements, Refunding
	Series 2013A, 5.000%, 8/01/33
1,885	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	2,033,934
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax	8/26 at 100.00	A	5,911,650
	Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%,
	8/01/41 – NPFG Insured
1,315	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	10/21 at 100.00	N/R	1,321,667
	2011, 7.000%, 10/01/26
2,500	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community	9/25 at 103.00	N/R	2,858,275
	Facility District 99-02, Series 2018A, 5.000%, 9/01/37
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities
	District 16-01, Series 2017:
1,370	5.500%, 9/01/27, 144A	No Opt. Call	N/R	1,489,409
1,455	5.750%, 9/01/32, 144A	9/27 at 100.00	N/R	1,665,917
5,560	6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	6,234,484
1,350	Temecula Valley Unified School District, Riverside County, California, Special Tax	9/22 at 100.00	N/R	1,399,194
	Bonds, Community Facilities District 2002-1 Improvement Area 1, Series 2012, 5.000%, 9/01/33
4,085	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series	4/30 at 100.00	A–	5,126,757
	2020A, 5.000%, 10/01/49
1,565	Tustin, California, Special Tax Bonds, Community Facilities District 06-1 Tustin	9/25 at 100.00	A–	1,824,821
	Legacy/Columbus Villages, Refunding Series 2015A, 5.000%, 9/01/32
6,870	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment	10/21 at 100.00	Baa2	7,016,606
	Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured
1,620	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	AA	1,685,011
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
1,280	William S Hart School Financing Authority, California, Refunding Revenue Bonds, Series	9/23 at 100.00	A	1,391,219
	2013, 5.000%, 9/01/34
517,805	Total Tax Obligation/Limited			576,799,266

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 19.8% (13.0% of Total Investments)
$ 5,445	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	$ 6,459,458
	Subordinate Lien Series 2016B, 5.000%, 10/01/36
6,990	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	8,311,320
	Subordinate Lien Series 2016B, 5.000%, 10/01/34
9,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/29 at 100.00	AA–	11,857,330
	Subordinate Series 2019S-H, 5.000%, 4/01/49
3,500	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	4,239,550
	Series 2018A, 5.000%, 12/31/47 (AMT)
2,295	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	2,680,376
	Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
1,200	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	1,381,572
870	Long Beach, California, Harbor Revenue Bonds, Series 2017C, 5.000%, 5/15/47	5/27 at 100.00	AA	1,047,010
10,840	Long Beach, California, Harbor Revenue Bonds, Series 2019A, 5.000%, 5/15/44	5/29 at 100.00	Aa2	13,720,188
5,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/25 at 100.00	Aa2	5,660,150
	Airport, Senior Lien Series 2015A, 4.750%, 5/15/40 (AMT)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Senior Lien Series 2015D:
2,600	5.000%, 5/15/31 (AMT)	5/25 at 100.00	Aa2	3,008,876
11,420	5.000%, 5/15/33 (AMT)	5/25 at 100.00	Aa2	13,206,773
3,000	5.000%, 5/15/36 (AMT)	5/25 at 100.00	Aa2	3,464,610
11,335	5.000%, 5/15/41 (AMT)	5/25 at 100.00	Aa2	13,068,008
10,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/30 at 100.00	Aa2	12,727,800
	Airport, Senior Lien Series 2020C, 5.000%, 5/15/39 (AMT)
3,090	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/30 at 100.00	Aa2	3,961,813
	Airport, Senior Lien Series 2020D, 5.000%, 5/15/44
1,500	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/26 at 100.00	Aa3	1,787,685
	Airport, Subordinate Lien Series 2016A, 5.000%, 5/15/35 (AMT)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Subordinate Lien Series 2016B:
1,765	5.000%, 5/15/30 (AMT)	5/26 at 100.00	Aa3	2,113,958
1,000	5.000%, 5/15/34 (AMT)	5/26 at 100.00	Aa3	1,192,310
6,835	5.000%, 5/15/46 (AMT)	5/26 at 100.00	Aa3	8,058,397
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Subordinate Lien Series 2017A:
13,680	5.000%, 5/15/42 (AMT)	5/27 at 100.00	Aa3	16,589,052
11,900	5.000%, 5/15/47 (AMT)	5/27 at 100.00	Aa3	14,401,380
4,850	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	Aa3	5,968,313
	Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (AMT)
22,015	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	11/27 at 100.00	Aa3	27,081,532
	Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/44 (AMT)
1,250	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	Aa3	1,555,225
	Airport, Subordinate Lien Series 2018D, 5.000%, 5/15/43 (AMT)
1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	11/28 at 100.00	Aa3	1,272,430
	Airport, Subordinate Lien Series 2019D, 5.000%, 5/15/32 (AMT)
5,485	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	11/28 at 100.00	Aa3	6,890,806
	Airport, Subordinate Lien Series 2019E, 5.000%, 5/15/44
2,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	Aa3	2,529,320
	Airport, Subordinate Lien Series 2019F, 5.000%, 5/15/36 (AMT)
5,000	Los Angeles Harbors Department, California, Revenue Bonds, Refunding Series 2014B,	8/24 at 100.00	AA	5,593,500
	5.000%, 8/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C:
$ 1,160	5.000%, 8/01/34	8/24 at 100.00	AA	$ 1,307,494
1,575	5.000%, 8/01/35	8/24 at 100.00	AA	1,774,017
1,865	5.000%, 8/01/36	8/24 at 100.00	AA	2,098,330
6,610	5.000%, 8/01/44	8/24 at 100.00	AA	7,394,607
7,340	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (AMT)	5/22 at 100.00	A+	7,575,100
1,000	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	A	1,078,490
	Series 2013A, 5.750%, 6/01/44
5,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	6,290,100
	Refunding Subordinate Series 2019A, 5.000%, 7/01/39
9,550	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior	7/23 at 100.00	AA–	10,303,304
	Series 2013B, 5.000%, 7/01/43 (AMT)
5,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A1	6,068,500
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
22,930	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A1	27,242,674
	International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46
4,500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/24 at 100.00	A1	5,028,435
	International Airport, Second Series 2014B, 5.000%, 5/01/44
50,075	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A1	58,965,816
	International Airport, Second Series 2016B, 5.000%, 5/01/46 (AMT)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2017A:
2,500	5.250%, 5/01/42 (AMT)	5/27 at 100.00	A1	3,053,100
19,965	5.000%, 5/01/47 (AMT)	5/27 at 100.00	A+	24,024,683
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2018D:
37,935	5.000%, 5/01/43 (AMT)	5/28 at 100.00	A1	46,471,134
20,000	5.250%, 5/01/48 (AMT)	5/28 at 100.00	A1	24,741,600
9,350	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/28 at 100.00	A1	11,505,643
	International Airport, Second Series 2018E, 5.000%, 5/01/48
2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/29 at 100.00	A1	2,473,060
	International Airport, Second Series 2019A, 5.000%, 5/01/44 (AMT)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2019E:
4,900	5.000%, 5/01/39 (AMT)	5/29 at 100.00	A1	6,126,813
3,335	5.000%, 5/01/40 (AMT)	5/29 at 100.00	A1	4,162,013
	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A:
3,250	5.000%, 3/01/36 (AMT)	3/27 at 100.00	A2	3,903,575
3,000	5.000%, 3/01/37 (AMT)	3/27 at 100.00	A2	3,597,960
388,205	Total Transportation			465,015,190
	U.S. Guaranteed – 16.0% (10.6% of Total Investments) (7)
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The	7/22 at 100.00	A1	4,161,640
	Jackson Laboratory, Series 2012, 5.000%, 7/01/37 (Pre-refunded 7/01/22)
18,400	Antelope Valley Community College District, Los Angeles County, California, General	2/27 at 100.00	AA	23,095,496
	Obligation Bonds, Election 2016 Series 2017A, 5.250%, 8/01/42 (Pre-refunded 2/15/27)
5,705	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	A1	6,168,874
	Series 2013S-4, 5.250%, 4/01/48 (Pre-refunded 4/01/23)
	California Educational Facilities Authority, Revenue Bonds, University of San Francisco,
	Series 2011:
2,120	6.125%, 10/01/36 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R	2,129,985
2,205	6.125%, 10/01/36 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R	2,215,474
1,285	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	8/25 at 100.00	A1	1,522,686
	Health, Refunding Series 2015A, 5.000%, 8/15/43 (Pre-refunded 8/15/25)
15,535	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	N/R	19,156,675
	Health, Refunding Series 2016B, 5.000%, 11/15/46 (Pre-refunded 11/15/26)

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 16,250	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/25 at 100.00	A1	$ 19,459,863
	Health, Series 2016A, 5.000%, 11/15/46 (Pre-refunded 11/15/25)
1,700	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	1,950,461
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
5,360	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San	No Opt. Call	AA+	5,839,130
	Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/23 – AGM Insured (ETM)
21,255	California Infrastructure and Economic Development Bank, Infrastructure State Revolving	10/26 at 100.00	AAA	26,167,243
	Fund Revenue Bonds, Series 2016A, 5.000%, 10/01/41 (Pre-refunded 10/01/26)
18,250	California Municipal Finance Authority, Revenue Bonds, Pomona College, Series 2017,	1/28 at 100.00	AAA	23,191,553
	5.000%, 1/01/48 (Pre-refunded 1/01/28)
5,500	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute	11/24 at 100.00	AA	6,351,950
	for Research on Aging, Series 2014, 5.000%, 11/15/44 (Pre-refunded 11/15/24) – AGM Insured
4,265	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System	3/22 at 100.00	AA–	4,367,317
	Financing, Series 2012, 5.000%, 9/01/41 (Pre-refunded 3/01/22)
20,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	23,549,817
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43 (Pre-refunded 1/15/24)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
45,735	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	51,836,964
45,725	6.000%, 1/15/53 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	52,060,656
1,790	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	N/R	2,101,048
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40 (Pre-refunded 6/01/25)
4,000	Hesperia Unified School District, San Bernardino County, California, Certificates of	2/23 at 100.00	AA	4,270,920
	Participation, Series 2013A, 5.000%, 2/01/38 (Pre-refunded 2/01/23) – BAM Insured
7,500	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presybterian, Series	12/21 at 100.00	N/R	7,609,125
	2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)
5,840	Orange County Water District, California, Revenue Certificates of Participation, Series	No Opt. Call	N/R	7,550,594
	1999A, 5.375%, 8/15/29 (ETM)
905	Orange County Water District, California, Revenue Certificates of Participation, Series	8/32 at 100.00	N/R	1,269,380
	2003B, 5.000%, 8/15/34 (Pre-refunded 8/15/32) – NPFG Insured
2,370	Oxnard School District, Ventura County, California, General Obligation Bonds, Election	8/23 at 100.00	AA	2,591,500
	2012 Series 2013B, 5.000%, 8/01/43 (Pre-refunded 8/01/23) – AGM Insured
2,575	Oxnard School District, Ventura County, California, General Obligation Bonds, Refunding	2/22 at 103.00	A+	2,711,604
	Series 2001A, 5.750%, 8/01/30 (Pre-refunded 2/01/22) – NPFG Insured
9,385	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation	8/23 at 100.00	Aa3	10,262,122
	Bonds, Refunding Election 2012 Series 2013A, 5.000%, 8/01/43 (Pre-refunded 8/01/23)
895	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding	No Opt. Call	AA+	968,757
	Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)
4,895	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/29	5/22 at 100.00	A+	5,051,787
	(Pre-refunded 5/01/22) (AMT)
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E,	No Opt. Call	N/R	2,521,060
	6.000%, 8/01/26 (ETM)
1,460	Rohnert Park Community Development Commission, California, Tax Allocation Bonds,	10/21 at 100.00	Baa2	1,533,511
	Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured (ETM)
5,825	Sacramento, California, Wastewater Revenue Bonds, Series 2013, 5.000%, 9/01/42	9/23 at 100.00	AA	6,391,831
	(Pre-refunded 9/01/23)
17,400	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	17,712,330
	2011, 7.500%, 12/01/41 (Pre-refunded 12/01/21)
2,135	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	2,196,082
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
5,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/24 at 100.00	AAA	5,629,850
	Bonds, Series 2014A, 5.000%, 4/01/44 (Pre-refunded 4/01/24)
5,580	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/21 at 100.00	Aa2	5,624,863
	Bonds, Series 2011A, 5.000%, 11/01/41 (Pre-refunded 11/01/21) (UB) (8)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
	San Francisco City and County Public Utilities Commission, California, Water Revenue
	Bonds, Tender Option Bond Trust 2015-XF0226:
$ 750	18.253%, 11/01/28 (Pre-refunded 11/01/21), 144A (IF) (8)	11/21 at 100.00	Aa2	$ 774,128
750	18.253%, 11/01/43 (Pre-refunded 5/01/22), 144A (IF) (8)	5/22 at 0.00	Aa2	848,145
	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series 2015:
3,000	5.000%, 8/01/40 (Pre-refunded 8/01/25)	8/25 at 100.00	Aa2	3,555,930
1,600	5.000%, 8/01/45 (Pre-refunded 8/01/25)	8/25 at 100.00	Aa2	1,896,496
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,	12/21 at 100.00	N/R	1,016,430
	Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33 (Pre-refunded 12/01/21)
8,760	University of California Regents, Medical Center Pooled Revenue Bonds, Series 2013J,	5/23 at 100.00	AA–	9,517,828
	5.250%, 5/15/31 (Pre-refunded 5/15/23)
329,430	Total U.S. Guaranteed			376,831,105

	Utilities – 26.8% (17.7% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost
	Recovery Prepayment Program, Series 2013A:
2,000	5.000%, 10/01/27	4/23 at 100.00	AA–	2,153,120
6,010	5.000%, 10/01/29	4/23 at 100.00	AA–	6,459,127
7,000	5.000%, 10/01/34	4/23 at 100.00	AA–	7,502,320
5,000	California Infrastructure and Economic Development Bank Clean Water State Revolving Fund	4/28 at 100.00	AAA	6,214,600
	Revenue Bonds, Green Series 2018, 5.000%, 10/01/43
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,
	Poseidon Resources Channelside LP Desalination Project, Series 2012:
3,925	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	BBB	4,116,030
65,500	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	BBB	68,687,885
110	California Statewide Community Development Authority, Water and Wastewater Revenue	10/21 at 100.00	AA	110,462
	Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured
315	California Statewide Community Development Authority, Water and Wastewater Revenue	10/21 at 100.00	AA	316,323
	Bonds, Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 – AGM Insured
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,
	Water System Revenue Bonds, Green Series 2017A:
5,000	5.000%, 6/01/42	6/27 at 100.00	AAA	6,158,900
2,200	5.000%, 6/01/45	6/27 at 100.00	AAA	2,711,170
8,715	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/29 at 100.00	AAA	11,153,806
	Water System Revenue Bonds, Green Series 2019A, 5.000%, 6/01/44
10,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/24 at 100.00	AAA	11,215,200
	Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,
	Series 2007A:
14,140	5.000%, 11/15/35	No Opt. Call	AA–	19,836,723
7,610	5.500%, 11/15/37	No Opt. Call	AA–	11,431,057
8,980	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/29 at 100.00	Aa2	11,495,567
	Refunding Series 2019D, 5.000%, 7/01/44
33,735	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	Aa2	35,029,749
	Series 2012B, 5.000%, 7/01/43
4,865	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/23 at 100.00	Aa2	5,288,887
	Series 2013B, 5.000%, 7/01/28
4,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/24 at 100.00	Aa2	4,412,280
	Series 2014B, 5.000%, 7/01/43
43,605	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	Aa2	52,641,700
	Series 2017A, 5.000%, 7/01/42
53,615	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	Aa2	65,500,909
	Series 2017C, 5.000%, 7/01/47
10,650	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/28 at 100.00	Aa2	13,204,190
	Series 2018A, 5.000%, 7/01/38

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018D:
$ 8,960	5.000%, 7/01/38	7/28 at 100.00	Aa2	$ 11,272,486
8,215	5.000%, 7/01/39	7/28 at 100.00	Aa2	10,314,015
4,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/29 at 100.00	AA–	5,097,880
	Series 2019C, 5.000%, 7/01/49
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2021B:
4,000	5.000%, 7/01/46	1/31 at 100.00	Aa2	5,196,360
7,000	5.000%, 7/01/51	1/31 at 100.00	Aa2	9,033,710
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	Aa2	3,460,560
	Tender Option Bond Trust 3345 As Of 6/4/2015 Converted to Trust 2015-XF2047, 17.852%,
	7/01/43, 144A (IF) (8)
2,355	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/22 at 100.00	AA+	2,448,611
	2012B, 5.000%, 7/01/37
24,070	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/24 at 100.00	AA+	27,108,356
	2014A, 5.000%, 7/01/44
6,770	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/26 at 100.00	AA+	7,973,977
	2016A, 5.000%, 7/01/46
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/27 at 100.00	AA+	12,117,200
	2017A, 5.000%, 7/01/41
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/28 at 100.00	AA+	12,269,900
	2018A, 5.000%, 7/01/48
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018B:
2,000	5.000%, 7/01/38	7/28 at 100.00	AA+	2,523,700
6,650	5.000%, 7/01/48	7/28 at 100.00	AA+	8,273,731
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2020A:
5,000	5.000%, 7/01/41	7/30 at 100.00	Aa2	6,523,700
4,000	5.000%, 7/01/47	7/30 at 100.00	Aa2	5,158,480
4,500	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/30 at 100.00	Aa2	5,921,730
	2020C, 5.000%, 7/01/39
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2021B:
1,160	5.000%, 7/01/46	1/31 at 100.00	Aa2	1,511,631
2,500	5.000%, 7/01/49	1/31 at 100.00	Aa2	3,248,675
1,490	Los Angeles, California, Wastewater System Revenue Bonds, Green Series 2015C, 5.000%, 6/01/45	6/25 at 100.00	AA+	1,728,609
4,420	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	5,475,540
	2017A, 5.250%, 6/01/47
5,000	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series	6/28 at 100.00	AA	6,177,400
	2018A, 5.000%, 6/01/48
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien
	Series 2013A:
1,245	5.000%, 6/01/34	6/23 at 100.00	AA	1,343,816
6,840	5.000%, 6/01/35	6/23 at 100.00	AA	7,379,197
9,700	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2020A,	10/29 at 100.00	AAA	12,434,527
	5.000%, 10/01/49
7,500	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2021A,	4/31 at 100.00	AAA	9,885,000
	5.000%, 10/01/46
7,525	Moulton Niguel Water District, California, Certificates of Participation, Series 2019,	3/29 at 100.00	AAA	8,097,878
	3.000%, 9/01/44
3,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and	9/21 at 100.00	N/R	3,536,960
	Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
1,730	5.500%, 7/01/28	7/22 at 100.00	CCC	1,806,034
6,390	5.750%, 7/01/37	7/22 at 100.00	CCC	6,684,132
5,235	6.000%, 7/01/47	7/22 at 100.00	CCC	5,485,442
3,000	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	6/24 at 100.00	AA	3,368,940
	Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 36,570	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	12/30 at 100.00	AA	$ 47,463,837
	Sacramento Regional County Sanitation District, Series 2020A, 5.000%, 12/01/50
2,500	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Tender Option	8/23 at 100.00	AA	3,371,025
	Bond Trust 2016-XG0060, 18.379%, 8/15/41, 144A (IF) (8)
4,000	San Diego Public Facilities Financing Authority, California, Water Utility Revenue	8/26 at 100.00	Aa3	4,827,120
	Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/37
2,570	San Francisco City and County Public Utilities Commission, California, Wastewater	4/28 at 100.00	AA	3,181,454
	Revenue Bonds, Series 2018B, 5.000%, 10/01/43
2,145	Santa Clara Valley Water District, California, Water System Revenue Bonds, Refunding	6/30 at 100.00	Aa1	2,776,767
	Series 2020A, 5.000%, 6/01/45
1,095	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series	2/28 at 100.00	AA	1,249,888
	2018, 4.000%, 8/01/46
	Southern California Public Power Authority, California, Revenue Bonds, Apex Power
	Project Series 2014A:
1,565	5.000%, 7/01/35	7/24 at 100.00	AA–	1,759,248
1,500	5.000%, 7/01/38	7/24 at 100.00	AA–	1,682,130
4,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series	No Opt. Call	A2	5,499,040
	2007A, 5.000%, 11/01/33
530,675	Total Utilities			630,308,691
	Water and Sewer – 0.1% (0.1% of Total Investments)
2,500	Central Basin Municipal Water District, California, Certificates of Participation,	6/21 at 100.00	AA	2,523,150
	Tender Option Bond Trust 2016-XG0038 Formerly Tender Option Bond Trust 3152, 18.030%,
	8/01/39 – AGC Insured, 144A (IF) (8)
$ 3,191,895	Total Long-Term Investments (cost $3,159,320,211)			3,567,709,772
	Floating Rate Obligations – (0.2)%			(4,185,000)
	MuniFund Preferred Shares, net of deferred offering costs – (13.6)% (9)			(319,815,345)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (40.5)% (10)			(954,317,005)
	Other Assets Less Liabilities – 2.7%			64,078,616
	Net Asset Applicable to Common Shares – 100%			$ 2,353,471,038

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(9)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 9.0%.
(10)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 26.7%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

August 31, 2021 (Unaudited)

	NCA	NKX	NAC
Assets
Long-term investments, at value (cost $304,363,890, $1,065,032,347,
and $3,159,320,211, respectively)	$352,346,057	$1,228,821,550	$3,567,709,772
Cash	3,112,434	6,848,544	—
Receivable for:
Interest	3,448,767	12,974,264	38,225,924
Investments sold	1,535,000	7,513,492	41,878,495
Other assets	57,318	400,367	1,156,055
Total assets	360,499,576	1,256,558,217	3,648,970,246
Liabilities
Cash overdraft	—	—	6,300,660
Floating rate obligations	—	20,975,000	4,185,000
Payable for:
Dividends	773,368	2,590,503	7,654,913
Interest	—	11,660	37,522
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs
(liquidation preference $—, $140,400,000 and $320,000,000, respectively)	—	140,001,858	319,815,345
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $—, $292,200,000 and $957,600,000, respectively)	—	290,549,410	954,317,005
Accrued expenses:
Management fees	134,677	617,154	1,711,860
Trustees fees	57,472	194,896	766,243
Other	130,978	237,659	710,660
Total liabilities	1,096,495	455,178,140	1,295,499,208

Commitments and Contingencies (as disclosed in Note 8)
Net Assets applicable to common shares	$359,403,081	$ 801,380,077	$2,353,471,038
Common shares outstanding	33,108,196	47,520,334	144,735,059
Net asset value ("NAV") per common share outstanding	$ 10.86	$ 16.86	$ 16.26

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$ 331,082	$ 475,203	$ 1,447,351
Paid-in surplus	313,383,528	636,859,674	1,965,502,299
Total distributable earnings	45,688,471	164,045,200	386,521,388
Net assets applicable to common shares	$359,403,081	$ 801,380,077	$2,353,471,038
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	N/A	Unlimited	Unlimited

N/A – Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended August 31, 2021 (Unaudited)

	NCA	NKX	NAC
Investment Income	$ 6,056,222	$22,332,423	$64,994,270
Expenses
Management fees	799,961	3,446,223	10,148,283
Interest expense and amortization of offering costs	—	470,651	3,974,142
Liquidity fees	—	1,126,994	2,160,437
Remarketing fees	—	353,714	267,209
Custodian fees	23,731	55,172	142,317
Trustees fees	6,804	16,696	49,167
Professional fees	20,841	91,231	230,690
Shareholder reporting expenses	25,287	17,743	40,789
Shareholder servicing agent fees	6,800	5,037	14,802
Stock exchange listing fees	3,853	6,520	19,863
Investor relations expenses	8,259	26,213	76,340
Reorganization expense	181,198	420,841	—
Other	5,849	67,208	48,873
Total expenses	1,082,583	6,104,243	17,172,912
Net investment income (loss)	4,973,639	16,228,180	47,821,358
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Investments	115,313	154,978	61,199
Change in net unrealized appreciation (depreciation) of Investments	6,192,921	17,523,773	50,205,434
Net realized and unrealized gain (loss)	6,308,234	17,678,751	50,266,633
Net increase (decrease) in net assets applicable to
common shares from operations	$11,281,873	$33,906,931	$98,087,991

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NCA
	Six Months
	Ended	Year
	8/31/21	Ended
	(Unaudited)	2/28/21
Operations
Net investment income (loss)	$ 4,973,639	$ 8,851,993
Net realized gain (loss) from investments	115,313	910,643
Change in net unrealized appreciation (depreciation) of investments	6,192,921	(11,543,454)
Net increase (decrease) in net assets applicable to common shares
from operations	11,281,873	(1,780,818)
Distributions to Common Shareholders
Dividends	(5,044,875)	(8,933,471)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(5,044,875)	(8,933,471)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	—	61,387
Issued in reorganization	53,540,962	—
Net increase (decrease) in net assets applicable to common
shares from capital share transactions	53,540,962	61,387
Net increase (decrease) in net assets applicable to common shares	59,777,960	(10,652,902)
Net assets applicable to common shares at the beginning of period	299,625,121	310,278,023
Net assets applicable to common shares at the end of period	$359,403,081	$299,625,121

See accompanying notes to financial statements.

	NKX		NAC
	Six Months		Six Months
	Ended	Year	Ended	Year
	8/31/21	Ended	8/31/21	Ended
	(Unaudited)	2/28/21	(Unaudited)	2/28/21
Operations
Net investment income (loss)	$ 16,228,180	$ 31,588,590	$ 47,821,358	$ 92,289,029
Net realized gain (loss) from investments	154,978	98,007	61,199	2,290,667
Change in net unrealized appreciation (depreciation) of investments	17,523,773	(38,495,336)	50,205,434	(118,166,969)
Net increase (decrease) in net assets applicable to common shares
from operations	33,906,931	(6,808,739)	98,087,991	(23,587,273)
Distributions to Common Shareholders
Dividends	(15,729,230)	(30,650,615)	(47,328,364)	(92,123,863)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(15,729,230)	(30,650,615)	(47,328,364)	(92,123,863)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	—	—	—	—
Issued in reorganization	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	18,177,701	(37,459,354)	50,759,627	(115,711,136)
Net assets applicable to common shares at the beginning of period	783,202,376	820,661,730	2,302,711,411	2,418,422,547
Net assets applicable to common shares at the end of period	$801,380,077	$783,202,376	$2,353,471,038	$2,302,711,411

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended August 31, 2021 (Unaudited)

	NKX	NAC
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$ 33,906,931	$ 98,087,991
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(59,205,060)	(194,306,244)
Proceeds from sales and maturities of investments	70,801,788	218,748,211
Taxes paid	(4,474)	(9,036)
Amortization (Accretion) of premiums and discounts, net	1,251,407	8,250,687
Amortization of deferred offering costs	49,504	99,308
(Increase) Decrease in:
Receivable for interest	11,685	156,793
Receivable for investments sold	(2,095,005)	(6,041,268)
Other assets	(18,396)	(54,819)
Increase (Decrease) in:
Payable for interest	(30,012)	28,667
Investments purchased - regular settlement	(5,693,894)	(23,363,609)
Accrued management fees	58,225	161,252
Accrued Trustees fees	4,319	23,471
Accrued other expenses	36,071	(5,108)
Net realized (gain) loss from:
Investments	(154,978)	(61,199)
Paydowns	14,262	(252,303)
Change in net unrealized appreciation (depreciation) of investments	(17,523,773)	(50,205,434)
Net cash provided by (used in) operating activities	21,408,600	51,257,360
Cash Flow from Financing Activities:
Proceeds from shelf offering, net of offering costs	205,435	—
Increase (Decrease) in:
Cash overdraft	—	(3,925,696)
Floating rate obligations	—	—
Cash distributions paid to common shareholders	(15,631,962)	(47,331,664)
Net cash provided by (used in) financing activities	(15,426,527)	(51,257,360)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	5,982,073	—
Cash at the beginning of period	866,471	—
Cash at the end of period	$ 6,848,544	$ —

Supplemental Disclosure of Cash Flow Information	NKX	NAC
Cash paid for interest (excluding amortization of offering costs)	$ 451,159	$ 3,846,166

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

Selected data for a common share outstanding throughout each period:

					Less Distributions					Common
		Investment Operations			to Common Shareholders					Share
									Premium	Discount
									per	per
						From			Share	Share
	Beginning	Net	Net		From	Accumu-			Sold	Repur-
	Common	Investment	Realized/		Net	lated Net		Shelf	through	chased		Ending
	Share	Income	Unrealized		Investment	Realized		Offering	Shelf	and	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	Retired	NAV	Price
NCA
Year Ended 2/28–2/29:
2022(d)	$10.66	$0.15	$ 0.21	$ 0.36	$(0.16)	$ —	$(0.16)	$ —	$ —	$ —	$10.86	$10.66
2021	11.05	0.32	(0.39)	(0.07)	(0.32)	—	(0.32)	—	—	—	10.66	10.21
2020	10.13	0.34	0.92	1.26	(0.34)	—	(0.34)	—	—	—	11.05	10.45
2019	10.19	0.34	(0.06)	0.28	(0.34)	—	(0.34)	—*	—	—	10.13	9.42
2018	10.24	0.38	(0.03)	0.35	(0.40)	—	(0.40)	—	—*	—	10.19	9.55
2017	10.56	0.42	(0.32)	0.10	(0.44)	—	(0.44)	—	0.02	—	10.24	10.21
NKX
Year Ended 2/28-2/29:
2022(d)	16.48	0.34	0.37	0.71	(0.33)	—	(0.33)	—	—	—	16.86	16.56
2021	17.27	0.66	(0.80)	(0.14)	(0.65)	—	(0.65)	—	—	—	16.48	15.13
2020	15.17	0.63	2.09	2.72	(0.62)	—	(0.62)	—	—	—	17.27	15.53
2019	15.26	0.66	(0.11)	0.55	(0.65)	—	(0.65)	—	—	0.01	15.17	13.50
2018	15.35	0.72	(0.04)	0.68	(0.77)	—	(0.77)	—	—	—	15.26	13.97
2017	16.17	0.76	(0.71)	0.05	(0.83)	(0.04)	(0.87)	—	—	—	15.35	14.62

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(b)	Income (Loss)	Rate(c)
3.34%	5.95%	$359,403	0.60%**	2.77%**	3%
(0.62)	0.73	299,625	0.60	2.94	9
12.63	14.67	310,278	0.52	3.22	8
2.82	2.31	284,624	0.62	3.38	38
3.45	(2.72)	286,121	0.56	3.67	23
1.12	(1.32)	285,491	0.58	4.00	25
4.33	11.72	801,380	1.51**	4.02**	5
(0.77)	1.67	783,202	1.72	4.03	8
18.23	19.88	820,662	2.27	3.91	11
3.73	1.45	720,786	2.50	4.34	28
4.42	0.51	728,662	2.24	4.58	14
0.21	(1.10)	732,649	1.83	4.70	25

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred (as further described below) on assets attributable to preferred shares issued by the Fund, where applicable.
•	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:
NCA		NKX
Year Ended 2/28–2/29:		Year Ended 2/28-2/29:
2022(d)	—%**	2022(d)	0.48%**
2021	—	2021	0.74
2020	—	2020	1.28
2019	—	2019	1.45
2018	—	2018	1.20
2017	0.01	2017	0.82

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(d)	Unaudited. For the six months ended August 31, 2021.
**	Annualized

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

					Less Distributions
		Investment Operations			to Common Shareholders				Common Share
								Premium	Discount
						From		per	per
						Accumu-		Share	Share
	Beginning	Net	Net		From	lated		Sold	Repur-
	Common	Investment	Realized/		Net	Net		through	chased		Ending
	Share	Income	Unrealized		Investment	Realized		Shelf	and	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Offering	Retired	NAV	Price
NAC
Year Ended 2/28-2/29:
2022(d)	$15.91	$0.33	$ 0.35	$ 0.68	$(0.33)	$ —	$(0.33)	$ —	$ —	$16.26	$16.00
2021	16.71	0.64	(0.80)	(0.16)	(0.64)	—	(0.64)	—	—	15.91	14.57
2020	14.95	0.65	1.76	2.41	(0.65)	—	(0.65)	—	—	16.71	15.09
2019	15.17	0.67	(0.22)	0.45	(0.68)	—	(0.68)	—	0.01	14.95	13.30
2018	15.31	0.73	(0.10)	0.63	(0.77)	—	(0.77)	—	—	15.17	13.49
2017	16.06	0.78	(0.66)	0.12	(0.87)	—	(0.87)	—*	—	15.31	14.55

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV.

The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Rate(c)
4.27%	12.14%	$2,353,471	1.45%**	4.03%**	5%
(0.90)	0.88	2,302,711	1.67	4.00	17
16.37	18.54	2,418,423	2.26	4.11	11
3.01	3.79	2,163,282	2.42	4.48	30
4.19	(2.27)	2,201,952	1.97	4.71	14
0.63	(2.89)	2,221,595	1.77	4.93	23

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred (as further described below) on assets attributable to preferred shares issued by the Fund, where applicable.
•	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:
NAC
Year Ended 2/28-2/29:
2022(d)	0.54%**
2021	0.74
2020	1.33
2019	1.45
2018	1.02
2017	0.79

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(d)	Unaudited. For the six months ended August 31, 2021.
**	Annualized

See accompanying notes to financial statements.

Financial Highlights (continued)

									iMTP, MFP, VMTP
									and/or VRDP
	iMTP Shares		MFP Shares at		VMTP Shares at the		VRDP Shares		Shares at the
	at the End of the Period		the End of the Period		End of the Period		at the End of the Period		End of the Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Asset Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $5,000	Outstanding	Per $100,000	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	(000)	Share	Preference
NKX
Year Ended 2/28-2/29:
2022(a)	$ —	$ —	$140,400	$285,247	$ —	$ —	$292,200	$285,247	$2.85
2021	—	—	140,400	281,045	—	—	292,200	281,045	2.81
2020	—	—	140,400	289,705	—	—	292,200	289,705	2.90
2019	—	—	140,400	266,617	—	—	292,200	266,617	2.67
2018	—	—	140,400	268,438	—	—	292,200	268,438	2.68
2017	36,000	13,468	—	—	—	—	396,600	269,359	2.69

NAC
Year Ended 2/28-2/29:
2022(a)	—	—	320,000	284,210	—	—	957,600	284,210	2.84
2021	—	—	320,000	280,237	—	—	957,600	280,237	2.80
2020	—	—	320,000	289,294	—	—	957,600	289,294	2.89
2019	—	—	320,000	269,324	—	—	957,600	269,324	2.69
2018	—	—	320,000	272,351	—	—	957,600	272,351	2.72
2017	—	—	—	—	145,000	301,487	957,600	301,487	3.01

(a)	Unaudited. For the six months ended August 31,2021

See accompanying notes to financial statements.

Notes to
Financial Statements
(Unaudited)

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen California Municipal Value Fund (NCA)

• Nuveen California AMT-Free Quality Municipal Income Fund (NKX)

• Nuveen California Quality Municipal Income Fund (NAC)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NCA was organized as a Massachusetts business trust on March 8, 2021 (previously organized as a Minnesota trust on July 15, 1987). NKX and NAC were organized as Massachusetts business trusts on July 29, 2002 and December 1, 1998, respectively.

The end of the reporting period for the Funds is August 31, 2021, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2021 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser“), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Reorganization

Effective prior to the opening of business on March 8, 2021, Nuveen California Municipal Value Fund 2 (NCB) (the “Target Fund“) was merged into NCA (the “Acquiring Fund“) (the “Reorganization“).

For accounting and performance reporting purposes, the Acquiring Fund is the survivor.

Upon the closing of the Reorganization, the Target Fund transferred its assets to the Acquiring Fund in exchange for common of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Target Fund became shareholders of the Acquiring Fund. Holders of common shares of the Target Fund received newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). Details of the Reorganization are further described in Note 10 – Fund Reorganization.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions

Notes to Financial Statements (Unaudited) (continued)

through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds' Board of the Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes the amortization of premiums and accretion of discounts for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of

September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Fund’s investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Fund’s investments as of the end of the reporting period, based on the inputs used to value them:

NCA	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$ 352,346,057	$ —	$ 352,346,057
NKX
Long-Term Investments*:
Municipal Bonds	$ —	$1,228,821,550	$ —	$1,228,821,550
NAC
Long-Term Investments*:
Municipal Bonds	$ —	$3,567,709,772	$ —	$3,567,709,772

* Refer to the Fund’s Portfolio of Investments for industry classifications.

The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 - Portfolio Securities and Investments in Derivatives. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 - Fund Shares.

Notes to Financial Statements (Unaudited) (continued)

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NCA	NKX	NAC
Floating rate obligations: self-deposited Inverse Floaters	$ —	$20,975,000	$ 4,185,000
Floating rate obligations: externally-deposited Inverse Floaters	—	11,250,000	28,500,000
Total	$ —	$32,225,000	$32,685,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NCA	NKX	NAC
Average floating rate obligations outstanding	$ —	$20,975,000	$4,185,000
Average annual interest rate and fees	—%	0.57%	0.51%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility for any of the Funds as of the end of the reporting period.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations - Recourse Trusts	NCA	NKX	NAC
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$ —	$20,975,000	$ 4,185,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	11,250,000	28,500,000
Total	$ —	$32,225,000	$32,685,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NCA	NKX	NCA
Purchases	$58,268,127	$59,205,060	$194,306,244
Sales and Maturities	10,329,111	70,801,788	218,748,211

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Notes to Financial Statements (Unaudited) (continued)

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares

Common Shares Equity Shelf Programs and Offering Costs

The following Fund has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current fiscal period were as follows:

NKX
	Six Months	Year
	Ended	Ended
	8/31/21	2/28/21
Additional authorized common shares	4,100,000*	4,100,000
Common shares sold	—	—
Offering proceeds, net of offering cost	—	—

* Represents additional authorized common shares for the period March 1, 2020 through June 30, 2021.

Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Shelf offering expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NCA
	Six Months	Year
	Ended	Ended
	8/31/21	2/28/21
Common shares:
Issued to shareholders due to reinvestment of distributions	—	5,684
Issued in the Merger	5,011,513	—

Preferred Shares

MuniFund Preferred Shares

NKX and NAC have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.

The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the MFP Share.

•	Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•	Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•	Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, Shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

Notes to Financial Statements (Unaudited) (continued)

Costs incurred connection with each Fund’s offering of MFP Shares were recorded as deferred charges and are amortized over the life of the shares and are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:

				Liquidation
				Preference,
		Shares	Liquidation	net of deferred	Term		Mode
Fund	Series	Outstanding	Preference	offering costs	Redemption Date	Mode	Termination Date
NKX	A	1,404	$140,400,000	$140,001,858	10/01/47	VRRM	N/A
NAC	A	3,200	320,000,000	319,815,345	1/03/28	VRM	1/03/28*

*	Subject to earlier termination by either the Fund or the holder.

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:

	NKX	NAC
Average liquidation preference of MFP Shares outstanding	$140,400,000	$320,000,000
Annualized dividend rate	0.35%	0.89%

Variable Rate Demand Preferred Shares

The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, NKX and NAC had $290,549,410 and $954,317,005 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the reporting period, were as follows:

		Shares	Remarketing	Liquidation
Fund	Series	Outstanding	Fees*	Preference	Maturity
NKX	2	355	0.10%	$ 35,500,000	June 1, 2040
	3	427	0.05	42,700,000	March 1, 2040
	4	1,090	0.10	109,000,000	December 1, 2040
	6	1,050	0.10	105,000,000	June 1, 2046
NAC	1	1,362	0.10%	$136,200,000	June 1, 2041
	2	910	N/A	91,000,000	December 1, 2040
	3	498	0.05	49,800,000	March 1, 2040
	4	1,056	0.10	105,600,000	December 1, 2042
	5	1,589	N/A	158,900,000	August 1, 2040
	6	1,581	0.10	158,100,000	August 1, 2040
	7	980	0.10	98,000,000	August 3, 2043
	8	1,600	N/A	160,000,000	November 6, 2026

*	Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
N/A	Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

NAC’s Series 2, Series 5 and Series 8 VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. The special rate period will expire on February 7, 2022, June 14, 2023 and November 6, 2026, for the Fund’s Series 2, 5 and 8 VRDP Shares, respectively. The special rate period for NAC’s Series 8 VRDP Shares is subject to earlier termination by either the Fund or the holder. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by designated liquidity provider, or the Board may approve a subsequent special rate period.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NKX	NAC
Average liquidation preference of VRDP Shares outstanding	$292,200,000	$957,600,000
Annualized dividend rate	0.08%	0.50%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions

The Funds did not have any transactions in preferred shares during the current and prior fiscal period.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of NKX the AMT applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of August 31, 2021.

	NCA	NKX	NAC
Tax cost of investments	$304,192,977	$1,044,372,796	$3,155,729,225
Gross unrealized:
Appreciation	$ 48,307,021	$ 164,072,024	$ 410,017,992
Depreciation	(153,941)	(598,156)	(2,222,431)
Net unrealized appreciation (depreciation) of investments	$ 48,153,080	$ 163,473,868	$ 407,795,561

Permanent differences, primarily due to federal taxes paid, paydowns, taxable market discount, nondeductible reorganization expenses, and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2021, the Funds’ last tax year end.

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2021, the Funds’ last tax year end, were as follows:

	NCA	NKX	NAC
Undistributed net tax-exempt income[1]	$436,276	$3,505,235	$7,690,845
Undistributed net ordinary income[2]	57,481	293,041	410,187
Undistributed net long-term capital gains	—	—	—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2021, paid on March 1, 2021.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended February 28, 2021 was designated for purposes of the dividends paid deduction as follows:

	NCA	NKX	NAC
Distributions from net tax-exempt income	$8,933,471	$30,553,255	$91,719,591
Distributions from net ordinary income[2]	—	97,360	404,272
Distributions from net long-term capital gains	—	—	—
2 Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of February 28, 2021, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NCA	NKX	NAC[3]
Not subject to expiration:
Short-term	$1,966,743	$1,301,642	$22,025,202
Long-term	—	—	—
Total	$1,966,743	$1,301,642	$22,025,202

3	A portion of NAC’s capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended February 28, 2021, NCA utilized $797,046 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser, and for NCA a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

NCA pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

The annual fund-level fee, payable monthly, for each Fund (excluding NCA) is calculated according to the following schedules:

NKX
NAC
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets (net assets for NCA):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen Funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of August 31, 2021, the complex-level fee for each Fund was 0.1534%.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.

8. Commitments and Contingencies

In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are each described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.

From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, the Funds are not subject to any material legal proceedings.

9. Borrowing Arrangements

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a

Notes to Financial Statements (Unaudited) (continued)

component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.NCA and NXK did not utilize this facility during the current fiscal period.

During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

NAC
Maximum outstanding balance	$11,500,000

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

NAC
Utilization period (days Outstanding)	1
Average daily balance Outstanding	$11,500,000
Average Annual Interest Rate	1.39%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the interfund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

10. Fund Reorganization

The Reorganization as previously described in Note 1 — General Information was structured to qualify as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes, and the Target Fund’s shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganization, the Target Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments (including investments in derivatives) of the Target Fund as of the date of the Reorganization, were as follows:

NCB
Cost of investments	$42,312,135
Fair value of investments	48,786,703
Net unrealized appreciation (depreciation) of investments	6,474,568

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Common Shares

The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Reorganization were as follows:

Target Fund – Prior to Reorganization	NCB
Common shares outstanding	3,302,961
Net assets applicable to common shares	$53,540,962
NAV per common share outstanding	$16.21
Acquiring Fund – Prior to Reorganization	NCA
Common shares outstanding	28,096,683
Net assets applicable to common shares	$300,172,911
NAV per common share outstanding	$10.68
Acquiring Fund – Post Reorganization	NCA
Common shares outstanding	33,108,196
Net assets applicable to common shares	$353,713,873
NAV per common share outstanding	$10.68

Pro Forma Results of Operations

The beginning of the Target Fund’s current fiscal period was March 1, 2021. Assuming the Reorganization had been completed on March 1, 2021, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the current fiscal period, are as follows:

Acquiring Fund – Pro Forma Results from Operations	NCA
Net investment income (loss)	$6,088,656
Net realized and unrealized gains (losses)	6,746,957
Change in net assets resulting from operations	12,835,613

Because the combined investment portfolios for the Reorganization has been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statement of Operations for the Acquiring Fund since the Reorganization was consummated.

Cost and Expenses

In connection with the Reorganization, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

Risk Considerations (Unaudited)

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen California Municipal Value Fund, Inc. (NCA)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NCA.

Nuveen California AMT-Free Quality Municipal Income Fund (NKX)

Nuveen California Quality Municipal Income Fund (NAC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NKX and www.nuveen.com/NAC.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Mathew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s Website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes –Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NCA	NKX	NAC
Common shares repurchased	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value.

Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Annual Investment Management Agreement Approval Process (Unaudited)

At a meeting held on May 25-27, 2021 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”), pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”), pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.

In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital-raising trends in the broader closed-end fund market and with respect to Nuveen closed-end funds and a review of the leverage management actions taken on behalf of the closed-end funds particularly during the periods of market volatility generally caused by the COVID-19 pandemic); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); and with respect to closed-end funds, managing leverage, monitoring asset coverage and promoting an orderly secondary market.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and
•	with respect specifically to closed-end funds, such continuing services also included:
••	Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management, which was key to navigating the respective funds through the COVID-related market volatility in 2020;
••	Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
••	Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade are reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year. The Board continuously reviews all closed-end fund discounts and the fund’s performance relative to both primary and secondary benchmarks and peers. In its review, the Board considers, among other things, changes to investment mandates and guidelines, enhanced and attractive distribution policies, leverage levels and types, fund reorganizations, share repurchases and similar capital market actions and effective communications programs to build greater awareness and deepen understanding of closed-end funds.

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen California Municipal Value Fund (the “California Value Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2020, the Fund ranked in the third quartile of its Performance Peer Group for the five-year period ended December 31, 2020. Although the Fund slightly underperformed its benchmark for the one-year period ended December 31, 2020, the Fund outperformed its benchmark for the three- and five-year periods ended December 31, 2020. Although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2021, the Fund outperformed its benchmark for such periods. In addition, for the periods ended May 14, 2021, although the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods and third quartile for the five-year period, the Fund outperformed its benchmark for the one-, three- and five-year periods. The Board recognized that the Performance Peer Group was classified as low for relevancy given that the Fund is one of two unlevered funds in a predominantly levered peer group. Based on its review, the Board was satisfied with the Fund’s overall performance.

For Nuveen California AMT-Free Quality Municipal Income Fund (the “California AMT-Free Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. The Fund also outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2021 and ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and first quartile for the three- and five-year periods ended March 31, 2021. Similarly, for the periods ended May 14, 2021, the Fund outperformed its benchmark for the one-, three- and five-year periods and ranked in the third quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods. Based on its review, the Board was satisfied with the Fund’s overall performance.

For Nuveen California Quality Municipal Income Fund (the “California Quality Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three-, and five-year periods ended December 31, 2020. The Fund also outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2021 and ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and second quartile for the three- and five-year periods ended March 31, 2021. For the periods ended May 14, 2021, the

Fund outperformed its benchmark for the one-, three- and five-year periods and ranked in the third quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods. Based on its review, the Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020.

With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that (a) the California Value Fund and the California Quality Fund each had a net management fee and a net expense ratio below its respective peer average; and (b) the California AMT-Free Fund had a net management fee and a net expense ratio in line with its respective peer average.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to passive ETFs offered outside the Nuveen family.

In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from

Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-A-0821D 1856519-INV-B-10/22

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Municipal Value Fund

By (Signature and Title) /s/ Mark L. Winget

Mark L. Winget

Vice President and Secretary

Date: November 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb

David J. Lamb

Chief Administrative Officer

(principal executive officer)

Date: November 5, 2021

By (Signature and Title) /s/ E. Scott Wickerham

E. Scott Wickerham

Vice President and Controller

(principal financial officer)

Date: November 5, 2021